2008 ANNUAL MEETING OF STOCKHOLDERS

                                       OF

                                BIOGEN IDEC INC.

                               -------------------
                                 PROXY STATEMENT
                                       OF
                                  CARL C. ICAHN
                               ALEXANDER J. DENNER
                                  ANNE B. YOUNG
                               RICHARD C. MULLIGAN
                               VINCENT J. INTRIERI
                                KEITH A. MEISTER
                               DAVID S. SCHECHTER
                                ICAHN PARTNERS LP
                          ICAHN PARTNERS MASTER FUND LP
                        ICAHN PARTNERS MASTER FUND II LP
                        ICAHN PARTNERS MASTER FUND III LP
                         HIGH RIVER LIMITED PARTNERSHIP
                                 BARBERRY CORP.
                             HOPPER INVESTMENTS LLC
                                ICAHN OFFSHORE LP
                                ICAHN ONSHORE LP
                                ICAHN CAPITAL LP
                                   IPH GP LLC
                         ICAHN ENTERPRISES HOLDINGS L.P.
                           ICAHN ENTERPRISES G.P. INC.
                                  BECKTON CORP.
                               -------------------

To Our Fellow Biogen Stockholders:

     This Proxy Statement and the accompanying GOLD proxy card are being furnished to stockholders ("Stockholders") of Biogen Idec Inc. ("Biogen") in connection with the solicitation of proxies by Carl C. Icahn and certain of his affiliates and associates, to be used at the 2008 Annual Meeting (the "Annual Meeting") of Stockholders of Biogen which is scheduled to be held at 9:00 A.M., local time, on June 19, 2008, at the American Academy of Arts and Sciences, 136 Irving Street, Cambridge, MA 02138, and at any adjournments, postponements or continuations thereof. This Proxy Statement and the GOLD proxy card are first being furnished to Stockholders on or about May 16, 2008.

     At the Annual Meeting, the Participants (as hereinafter defined) will seek to elect to the Board of Directors of Biogen - Dr. Alexander J. Denner, Dr. Anne
B. Young and Professor Richard C. Mulligan (each a "Nominee", and collectively, the "Nominees") who has each consented to being named in this Proxy Statement and, if elected, to serve as a director.

     In addition, Biogen's Amended and Restated ByLaws (the "Bylaws") provide for a three-class classified board, the size of which may be expanded by a vote of the Board. In order to provide the Stockholders with the ability to elect a majority of Stockholder nominated directors following the 2009 annual meeting, the Participants will seek to amend the ByLaws to fix the number of directors at twelve. For example, if the Stockholders elect Dr. Alexander J. Denner, Dr. Anne
B. Young and Professor Richard C. Mulligan to the Board at the 2008 Annual Meeting, and in 2009, a Stockholder nominates, and the Stockholders elect, four director nominees at the 2009 annual meeting, then the Board would include seven Stockholder nominated directors. If the Bylaw Amendments (as defined below) are adopted by the Stockholders at the 2008 Annual Meeting and the Board is fixed at 12 directors, then those seven Stockholder nominated directors elected over the course of two annual meetings would constitute a majority of the Board. However, because the current Bylaws allow the Board to expand the size of the Board, if the Bylaw Amendments are not adopted at the 2008 Annual Meeting and the Board decides to expand the size of the Board (despite the possibility that such a decision to expand the size of the Board could constitute a breach of fiduciary duty under applicable law), then those seven Stockholder nominated directors would merely constitute a minority of the Board. As such, the Participants will seek to amend the Bylaws (collectively, the "Bylaw Amendments"):

     o to replace the first sentence of Section 3.1 of the Bylaws, which reads:

          "The number of directors that shall constitute the entire Board initially shall be twelve (12); provided, however, that the number of directors that shall constitute the entire Board shall be fixed from time to time by resolution adopted by a majority of the entire Board", in its entirety with the following sentence:

          "The number of directors that shall constitute the entire Board shall be twelve (12)."

     o to delete, in its entirety, the first sentence of Section 3.2 of the Bylaws which reads:

          "The number of members of the Board may be increased at any time as provided in Section 3.1 above."

     o to delete, in their entirety, the words "and newly created directorships resulting from any increase in the authorized number of directors", appearing in the second sentence of Section 3.2 of the Bylaws which reads, in its entirety:

          "Sole power to fill vacancies and newly created directorships resulting from any increase in the authorized number of directors shall be vested in the Board, and each director so chosen shall hold office until the next annual election at which the term of the class to which they have been elected expires and until such director's successor is duly elected and qualified or until such director's earlier resignation, removal from office, death or incapacity."

     DR. ALEXANDER J. DENNER, DR. ANNE B. YOUNG AND PROFESSOR RICHARD C. MULLIGAN URGE STOCKHOLDERS TO VOTE FOR EACH OF THEM AS DIRECTORS AND TO VOTE FOR EACH OF THE BYLAW AMENDMENTS.

     The Nominees and each of the other Participants have no interest in Biogen other than through the beneficial ownership (if any) of shares of Common Stock, par value $.0005 per share, of Biogen (the "Shares") or other securities (if any) of Biogen as disclosed herein, and, in the case of Dr. Young and Professor Mulligan, pursuant to an agreement in which certain affiliates of Carl C. Icahn have agreed to pay each of Dr. Young and Professor Mulligan $25,000 and to indemnify each such Nominee with respect to certain costs incurred by each such Nominee in connection with the proxy contest relating to the Annual Meeting (the "Nominee Agreement").

     DR. ALEXANDER J. DENNER, DR. ANNE B. YOUNG AND PROFESSOR RICHARD C. MULLIGAN ARE COMMITTED TO ACTING IN THE BEST INTEREST OF ALL STOCKHOLDERS OF BIOGEN. WE URGE YOU TO VOTE YOUR GOLD PROXY CARD FOR DR. ALEXANDER J. DENNER, DR. ANNE B. YOUNG AND PROFESSOR RICHARD C. MULLIGAN AND FOR EACH OF THE BYLAW AMENDMENTS.


IMPORTANT

     According to Biogen's Proxy Statement, the Bylaws and applicable law, the election of the Nominees requires the affirmative vote of a plurality of the votes cast by the holders of Biogen's Common Stock at a meeting at which a quorum is present in person or represented by proxy. The amendment of the Bylaws requires the affirmative vote of a majority of the Shares issued and outstanding and entitled to vote. As a result, your vote is extremely important. We urge you to mark, sign, date, and return the enclosed GOLD proxy card to vote FOR the election of each Nominee and FOR the Bylaw Amendments.

     WE URGE YOU NOT TO SIGN ANY PROXY CARD SENT TO YOU BY BIOGEN. IF YOU HAVE ALREADY DONE SO, YOU MAY REVOKE YOUR PROXY BY DELIVERING A LATER-DATED GOLD PROXY CARD IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE, EXECUTING A VOTE VIA INTERNET OR TELEPHONE, OR BY VOTING IN PERSON AT THE ANNUAL MEETING. SEE "VOTING PROCEDURES" AND "PROXY PROCEDURES" BELOW.

     If you have any questions or require any assistance in executing your proxy, please call:

                                 Georgeson Inc.
                   Stockholders call toll-free: (800) 377-9583
                 Banks and Brokers call collect: (212) 440-9800

     Only holders of record of Biogen's voting securities as of the close of business on April 21, 2008 (the "Record Date") are entitled to notice of, and to attend and to vote at, the Annual Meeting and any adjournments or postponements thereof. According to the proxy statement of Biogen filed with the Securities and Exchange Commission ("Biogen's Proxy Statement"), as of the Record Date, there were outstanding 291,522,405 shares of Common Stock. Stockholders of record at the close of business on the Record Date will be entitled to one vote at the Annual Meeting for each share of Common Stock of Biogen held on the Record Date.

     As of the Record Date, the Participants and their affiliates beneficially owned an aggregate of 12,435,904 shares of Common Stock, representing approximately 4.26 % of the outstanding shares of Common Stock. The Participants and their affiliates intend to vote such shares FOR the election of the Nominees and FOR the Bylaw Amendments.

     VOTE FOR THE NOMINEES AND FOR THE BYLAW AMENDMENTS BY USING THE ENCLOSED GOLD PROXY TO VOTE TODAY - BY TELEPHONE, BY INTERNET, OR BY MARKING, SIGNING, DATING AND RETURNING THE GOLD PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED TO YOU.

PARTICIPANTS IN SOLICITATION OF PROXIES

     In addition to the Nominees (who are Dr. Alexander J. Denner, Dr. Anne B. Young and Professor Richard C. Mulligan), the participants in the solicitation of proxies (the "Participants") from stockholders of Biogen Idec Inc. ("Biogen" or the "Corporation") include the following: Mr. Carl C. Icahn, Icahn Partners LP, a Delaware limited partnership ("Icahn Partners"), Icahn Partners Master Fund LP, a Cayman Islands limited partnership ("Icahn Master"), Icahn Partners Master Fund II LP, a Cayman Islands limited partnership ("Icahn Master II"), Icahn Partners Master Fund III LP, a Cayman Islands limited partnership ("Icahn Master III"), High River Limited Partnership, a Delaware limited partnership ("High River"), Barberry Corp., a Delaware corporation ("Barberry"), Hopper Investments LLC, a Delaware limited liability company ("Hopper"), Beckton Corp., a Delaware corporation ("Beckton"), Icahn Enterprises G.P. Inc., a Delaware corporation ("Icahn Enterprises GP"), Icahn Enterprises Holdings L.P., a Delaware limited partnership ("Icahn Enterprises Holdings"), IPH GP LLC, a Delaware limited liability company ("IPH"), Icahn Capital LP, a Delaware limited partnership ("Icahn Capital"), Icahn Onshore LP, a Delaware limited partnership ("Icahn Onshore"), Icahn Offshore LP, a Delaware limited partnership ("Icahn Offshore"), Mr. Vincent J. Intrieri, Mr. Keith A. Meister and Mr. David
S. Schechter.

     The address of Icahn Partners, High River, Barberry, Hopper, Icahn Enterprises GP, Icahn Enterprises Holdings, Beckton, IPH, Icahn Capital, Icahn Onshore and Icahn Offshore is White Plains Plaza, 445 Hamilton Avenue - Suite 1210, White Plains, NY 10601. The address of Icahn Master, Icahn Master II and Icahn Master III is c/o Walkers SPV Limited, P.O. Box 908GT, 87 Mary Street, George Town, Grand Cayman, Cayman Islands. Mr. Icahn's, Dr. Denner's, Mr. Intrieri's, Mr. Meister's and Mr. Schechter's business address is c/o Icahn Associates Corp., 767 Fifth Avenue, 47th Floor, New York, NY 10153. Dr. Young's business address is Neurology Service, 720 Wang Building, Massachusetts General Hospital, 55 Fruit Street, Boston, MA 02114. Professor Mulligan's business address is Harvard Gene Therapy Initiative, Harvard Institutes of Medicine, Suite 407, 4 Blackfan Circle, Boston, MA 02115.

     Icahn Partners, Icahn Master, Icahn Master II, Icahn Master III and High River (collectively, the "Icahn Parties") are entities controlled by Mr. Icahn. Messrs. Denner, Meister, Intrieri and Schechter are employees and/or officers and directors of the Icahn Parties and various other entities controlled by Mr. Icahn who may also participate in soliciting proxies from Biogen Stockholders. Messrs. Denner, Intrieri, Meister and Schechter do not own beneficially any interest in securities of Biogen, and will not receive any special compensation in connection with such solicitation. In connection with their employment by Mr. Icahn and his affiliated companies, Messrs. Denner, Meister, Intrieri and Schechter, among other employees, each has a participatory interest in the profits and fees derived by Mr. Icahn and/or his affiliated entities from Icahn Partners, Icahn Master, Icahn Master II and Icahn Master III (collectively, the "Funds"). Because only a portion of such profit interests are distributed and because of their other investments in the Funds, each of Messrs. Denner, Meister and Intrieri also has capital accounts in the Funds. Generally, in the aggregate: (i) Mr. Meister's profit interests and capital accounts in the Funds entitle him to less than 2% of the profits generated by the Funds; (ii) Mr. Intrieri's profit interests and capital accounts in the Funds entitle him to less than 2% of the profits generated by the Funds; (iii) Mr. Schechter's profit interests in the Funds entitle him to less than 1% of the profits generated by the Funds; and (iv) Dr. Denner's profit interests and capital accounts in the Funds entitle him to less than 2% of the profits generated by the Funds.

     Each of Icahn Partners, Icahn Master, Icahn Master II, Icahn Master III and High River is principally engaged in the business of investing in securities.

     Annex A attached hereto sets forth, as to the Nominees and the other Participants, all transactions in securities of Biogen effected during the past two years and their beneficial ownership of securities of Biogen.

     With respect to each Participant (including the Nominees), except as set forth herein or in any of the Annexes attached hereto, (i) such Participant is not, nor was within the past year, a party to any contract, arrangement or understanding with any person with respect to any securities of Biogen, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; and (ii) neither such Participant nor any of such Participant's associates have any arrangement or understanding with any person with respect to (A) any future employment by Biogen or its affiliates or (B) any future transactions to which Biogen or any of its affiliates will or may be a party.


PROPOSAL 1 -- ELECTION OF DIRECTORS

     On January 24, 2008 the Icahn Parties delivered a letter to Biogen, notifying Biogen that the Icahn Parties nominate and will seek to elect at the Annual Meeting - Dr. Alexander J. Denner, Dr. Anne B. Young and Professor Richard C. Mulligan as members of the board of directors of Biogen. The Nominees, if elected, would serve a three-year term and hold office until the 2011 annual meeting of Stockholders and until a successor has been duly elected and qualified. Background information about each of the Nominees is set forth below.

     According to Biogen's Proxy Statement, the Board of Directors of Biogen (the "Board") intend to nominate four candidates for election as directors at the Annual Meeting. This proxy statement is soliciting proxies to elect not only Dr. Denner, Dr. Young and Professor Mulligan, but also the Biogen nominee other than Mr. Cecil B. Pickett, Ms. Lynn Schenk and Mr. Stelios Papadopoulos. This gives stockholders who wish to vote for Dr. Denner, Dr. Young and Professor Mulligan and such other person the ability to do so. Under applicable proxy rules we are required either to solicit proxies only for Dr. Denner, Dr. Young and Professor Mulligan, which could result in limiting the ability of Stockholders to fully exercise their voting rights with respect to Biogen's nominees, or to solicit for Dr. Denner, Dr. Young and Professor Mulligan and for fewer than all of Biogen's nominees, which enables a Stockholder who desires to vote for Dr. Denner, Dr. Young and Professor Mulligan to also vote for the Biogen nominee for whom we are soliciting proxies. Mr. Icahn notes that, subject to the Stockholders approval of the Bylaw Amendments, if Dr. Denner, Dr. Young and Professor Mulligan are elected, and if a majority of the Board members thereafter determines that it would be desirable that Mr. Cecil B. Pickett, Ms. Lynn Schenk and Mr. Stelios Papadopoulos serve as Board members, the Board could permit that result by increasing the size of the Board and adding Mr. Cecil B. Pickett, Ms. Lynn Schenk and Mr. Stelios Papadopoulos as additional members.

     Dr. Anne B. Young and Professor Richard C. Mulligan are each party to an agreement substantially in the form attached hereto as Annex B, pursuant to which the Icahn Parties have agreed to pay certain fees to each such Nominee and to indemnify each such Nominee with respect to certain costs incurred by each such Nominee in connection with the proxy contest relating to the Annual Meeting (the "Nominee Agreement"). Except as disclosed in this Proxy Statement, including the Annexes attached hereto and as provided in the Nominee Agreement (which, among other things, provides for a payment to each of Dr. Young and Professor Mulligan of $25,000), none of the Nominees receive any compensation from any of the Participants or any of their affiliates in connection with this proxy solicitation. Dr. Young and Professor Mulligan have an interest in the election of directors at the Annual Meeting pursuant to the Nominee Agreement relating to such Nominee. Dr. Denner has an interest in the election of directors at the Annual Meeting indirectly through his capital accounts and other investments in the Funds.

     The Nominees would not be barred from being considered independent under the independence requirements of The NASDAQ Stock Market, Inc. and the independence standards applicable to Biogen under paragraph (a)(1) of Item 407 of Regulation S-K under the Securities Exchange Act of 1934, as amended.

     Other than as disclosed in this Proxy Statement, including the Annexes attached hereto, (i) the Nominees are not, nor were they within the past year, a party to any contract, arrangement or understanding with any person with respect to any securities of Biogen, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; and (ii) none of the Nominees nor any of their respective associates have any arrangement or understanding with any person with respect to (A) any future employment by Biogen or its affiliates or (B) any future transactions to which Biogen or any of its affiliates will or may be a party.

DR. ALEXANDER J. DENNER

     Dr. Alexander J. Denner, 38, serves as a Managing Director of entities affiliated with Carl C. Icahn, including Icahn Partners, Icahn Master, Icahn Master II and Icahn Master III. Dr. Denner has served in this position since August 2006. Icahn Partners, Icahn Master, Icahn Master II and Icahn Master III are private investment funds. From April 2005 to May 2006, Dr. Denner served as a portfolio manager specializing in healthcare investments for Viking Global
Investors. Previously he served in a variety of roles at Morgan Stanley, beginning in 1996, including as portfolio manager of healthcare and biotechnology mutual funds. Since September 2006, Dr. Denner has served as a director of ImClone Systems Incorporated, a publicly traded biopharmaceutical company and has served as the chairman of the executive committee of ImClone. In addition, Dr. Denner has served as a director of Adventrx Pharmaceuticals Inc., a publicly traded biopharmaceutical company since October 2006. Dr. Denner currently serves as a director of HyperMed, Inc., a privately held company specializing in imaging platforms for medical and surgical applications. Dr. Denner received his S.B. degree from the Massachusetts Institute of Technology and his M.S., M.Phil. and Ph.D. degrees from Yale University.

DR. ANNE B. YOUNG

     Dr. Young, 60, Julieanne Dorn Professor of Neurology at Harvard Medical School and the Chief, Neurology Service at Massachusetts General Hospital, is a researcher and clinician whose work has concentrated on neurotransmitter systems in the basal ganglia and their role in Huntington's, Alzheimer's and Parkinson's diseases. Dr. Young holds membership in both the Institute of Medicine and the American Academy of Arts and Sciences. Dr. Young was inducted as a Fellow in the Royal Academy of Physicians in London in 2005. Dr. Young is a Phi Beta Kappa, summa cum laude graduate of Vassar College who completed her medical studies at Johns Hopkins in 1973. She received a Ph.D. in Pharmacology from Johns Hopkins in 1974, and then completed residency training in neurology at the University of California, San Francisco. After residency, she joined the neurology faculty at the University of Michigan where she advanced to Professor in 1985. In 1991, she was recruited to the Massachusetts General Hospital as Chief of the Neurology Service and Julieanne Dorn Professor of Neurology at Harvard Medical School.

     Dr. Young provided some of the first evidence that glutamic acid is a neurotransmitter. Subsequently, she and her colleagues identified glutamate as a transmitter of corticostriatal and corticospinal tracts. Her laboratory first described techniques to measure subtypes of glutamate receptors autoradiographically and went on to demonstrate receptor alterations in Huntington's and Alzheimer's disease. Dr. Young's current research work includes elucidating cellular and systems mechanisms underlying the pathophysiology of neurodegenerative diseases such as Huntington's disease, Alzheimer's disease and Parkinson's disease. In an effort to help develop therapeutic targets for human disorders of movement, she is conducting studies on the vulnerability of neurons to excitotoxic injury and the selective expression of glutamate receptors in these neurons. Recently, she has discovered that transgenic animals expressing exon 1 of the huntingtin protein (Huntington's disease is caused by a mutation of the gene encoding this protein) have markedly altered receptors that may play a central role in the neuronal degeneration of Huntington's disease. Her studies suggest that mutant huntingtin may alter receptor expression selectively when it accumulates in the nucleus. Altered receptor expression occurs early and may contribute to selective cell death.

     Dr. Young serves on the editorial board of numerous biomedical journals and she has been the recipient of many awards and honors for her work. She is a member of the Scientific Advisory Boards of several voluntary organizations. She is the past President of the American Neurological Association and the Society for Neuroscience.

PROFESSOR RICHARD C. MULLIGAN

     Professor Mulligan, 53, is the Mallinckrodt Professor of Genetics at Harvard Medical School, and Director of the Harvard Gene Therapy Initiative. Professor Mulligan received his B.S. degree from the Massachusetts Institute of Technology, and his Ph.D. from the Department of Biochemistry at Stanford University School of Medicine. After receiving postdoctoral training at the Center for Cancer Research at MIT, Professor Mulligan joined the MIT faculty and subsequently was appointed Professor of Molecular Biology and Member of the Whitehead Institute for Biomedical Research before moving to Children's Hospital and Harvard in 1996. His honors include the MacArthur Foundation Prize, the Rhodes Memorial Award of the American Association for Cancer Research, the ASMB-Amgen Award, and the Nagai Foundation International Prize. Professor Mulligan has been associated with a number of biotechnology companies, including Somatix Therapy Corporation (as founder and member of the Scientific Advisory Board and Board of Directors, and Chief Scientific Officer), Cell Genesys (as member of the Scientific Advisory Board) and ImClone, where he served on the Scientific Advisory Board and has been a Director and member of the Executive Committee since September 2006. He has also served on the National Institutes of Health's Recombinant DNA Advisory Committee and on the U.S. Food and Drug Administration Biological Response Modifiers Advisory Committee.

     WE STRONGLY URGE YOU TO VOTE FOR THE ELECTION OF DR. ALEXANDER J. DENNER, DR. ANNE B. YOUNG AND PROFESSOR RICHARD C. MULLIGAN BY MARKING, SIGNING, DATING AND RETURNING THE ENCLOSED GOLD PROXY CARD IN THE POSTAGE PAID ENVELOPE PROVIDED TO YOU WITH THIS PROXY STATEMENT OR BY USING THE GOLD PROXY CARD TO VOTE BY TELEPHONE OR INTERNET. IF YOU HAVE SIGNED THE GOLD PROXY CARD AND NO MARKING IS MADE, YOU WILL BE DEEMED TO HAVE GIVEN A DIRECTION TO VOTE ALL THE SHARES REPRESENTED BY THE GOLD PROXY CARD FOR THE ELECTION OF DR. ALEXANDER J. DENNER, DR. ANNE B. YOUNG, PROFESSOR RICHARD C. MULLIGAN AND THE BIOGEN NOMINEE OTHER THAN MR. CECIL B. PICKETT, MS. LYNN SCHENK AND MR. STELIO PAPADOPOULOS.


PROPOSAL 2 -- BYLAW AMENDMENTS

     Biogen's ByLaws provide for a three-class classified board, the size of which may be expanded by a vote of the Board. In order to provide the Stockholders with the ability to elect a majority of Stockholder nominated directors following the 2009 annual meeting, the Participants will seek to amend the ByLaws to fix the number of directors at twelve. For example, if the Stockholders elect Dr. Alexander J. Denner, Dr. Anne B. Young and Professor Richard C. Mulligan to the Board at the 2008 Annual Meeting, and in 2009, a Stockholder nominates, and the Stockholders elect, four director nominees at the 2009 annual meeting, then the Board would include seven Stockholder nominated directors. If the Bylaw Amendments are adopted by the Stockholders at the 2008 Annual Meeting and the Board is fixed at 12 directors, then those seven Stockholder nominated directors elected over the course of two annual meetings would constitute a majority of the Board. However, because the current Bylaws allow the Board to expand the size of the Board, if the Bylaw Amendments are not adopted at the 2008 Annual Meeting and the Board decides to expand the size of the Board (despite the possibility that such a decision to expand the size of the Board could constitute a breach of fiduciary duty under applicable law), then those seven Stockholder nominated directors would merely constitute a minority of the Board. As such, the Participants will seek to amend the Bylaws:

     o to replace the first sentence of Section 3.1 of the Bylaws, which reads:

          "The number of directors that shall constitute the entire Board initially shall be twelve (12); provided, however, that the number of directors that shall constitute the entire Board shall be fixed from time to time by resolution adopted by a majority of the entire Board", in its entirety with the following sentence:

          "The number of directors that shall constitute the entire Board shall be twelve (12)."

     o to delete, in its entirety, the first sentence of Section 3.2 of the Bylaws which reads:

          "The number of members of the Board may be increased at any time as provided in Section 3.1 above."

     o to delete, in their entirety, the words "and newly created directorships resulting from any increase in the authorized number of directors", appearing in the second sentence of Section 3.2 of the Bylaws which reads, in its entirety:

          "Sole power to fill vacancies and newly created directorships resulting from any increase in the authorized number of directors shall be vested in the Board, and each director so chosen shall hold office until the next annual election at which the term of the class to which they have been elected expires and until such director's successor is duly elected and qualified or until such director's earlier resignation, removal from office, death or incapacity."

WE STRONGLY URGE YOU TO VOTE FOR THE BYLAW AMENDMENTS BY MARKING, SIGNING, DATING AND RETURNING THE ENCLOSED GOLD PROXY CARD IN THE POSTAGE PAID ENVELOPE PROVIDED TO YOU WITH THIS PROXY STATEMENT OR BY USING THE GOLD PROXY CARD TO VOTE BY TELEPHONE OR INTERNET. IF YOU HAVE SIGNED THE GOLD PROXY CARD AND NO MARKING IS MADE, YOU WILL BE DEEMED TO HAVE GIVEN A DIRECTION TO VOTE ALL THE SHARES REPRESENTED BY THE GOLD PROXY CARD FOR THE BYLAW AMENDMENTS.

OTHER MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

     According to Biogen's Proxy Statement, Biogen is soliciting proxies with respect to three proposals other than the election of directors and the Bylaw Amendments. Please refer to Biogen's Proxy Statement for a detailed discussion of these proposals, including various arguments in favor of and against such proposals. These proposals are outlined below. IF YOU HAVE SIGNED THE GOLD PROXY CARD AND NO MARKING IS MADE, YOU WILL BE DEEMED TO HAVE GIVEN A DIRECTION TO VOTE ALL OF THE SHARES REPRESENTED BY YOUR GOLD PROXY CARD (I) FOR PROPOSAL 3 BELOW, AND (II) AGAINST PROPOSALS 4 AND 5 BELOW.


PROPOSAL  3 --  RATIFICATION  OF  SELECTION  OF  INDEPENDENT  REGISTERED  PUBLIC
                ACCOUNTING FIRM

     At the Annual Meeting, the Stockholders will be asked to vote to ratify the selection of PricewaterhouseCoopers LLP as Biogen's independent registered public accounting firm. Biogen's Board of Directors recommended a vote for this proposal. The Participants intend to vote, and recommend that you vote, for this proposal.


PROPOSAL 4 -- APPROVAL OF BIOGEN'S 2008 OMNIBUS EQUITY PLAN

     At the Annual Meeting, the Stockholders will be asked to vote to approve Biogen's 2008 Omnibus Equity Plan that will provide stock-based compensation to Biogen's employees. Biogen's Board of Directors recommended a vote for this proposal. The Participants intend to vote, and recommend that you vote, against this proposal.


PROPOSAL 5 -- APPROVAL OF BIOGEN'S 2008  PERFORMANCE-BASED  MANAGEMENT INCENTIVE
              PLAN

     At the Annual Meeting, the Stockholders will be asked to vote to approve Biogen's 2008 Performance-Based Management Incentive Plan that will provide a cash incentive program for certain members of management. Biogen's Board of Directors recommended a vote for this proposal. The Participants intend to vote, and recommend that you vote, against this proposal.


OTHER PROPOSALS

     The Participants and their affiliates know of no other business to be presented at the Annual Meeting. If any other matters should properly come before the Annual Meeting, it is intended that the persons named on the enclosed GOLD proxy card will vote that proxy on such other matters in accordance with their judgment.


VOTING PROCEDURES

     According to Biogen's Proxy Statement, the Bylaws and applicable law, holders of shares of Biogen's Common Stock, at the close of business on the Record Date are entitled to notice of, and to vote at, the Annual Meeting. Each share of Common Stock outstanding on the Record Date is entitled to one vote on each matter presented at the Annual Meeting.

     According to Biogen's Proxy Statement, the Bylaws and applicable law, directors are elected by a plurality of the votes cast by the holders of Biogen's Common Stock at a meeting at which a quorum is present. Plurality means that the individuals who receive the largest number of votes cast are elected as directors up to the maximum number of directors to be chosen at the meeting. Consequently, any shares not voted (whether by abstention, broker nonvote or otherwise) have no impact in the election of directors. A quorum is a majority of the Shares issued and outstanding and entitled to vote, present in person or represented by proxy at the Annual Meeting. The Shares represented by a proxy marked "withhold" or "abstain" will be considered present at the Annual Meeting for purposes of determining a quorum.

     According to Biogen's Proxy Statement, the Bylaws and applicable law, amendments to the Bylaws are effected by the affirmative vote of a majority of the Shares issued and outstanding and entitled to vote thereon. An affirmative vote means that a vote must be cast in favor of the Bylaw Amendments. Consequently, any shares not voted (whether by abstention, broker nonvoter or otherwise) would have the effect of a vote AGAINST the Bylaw Amendments. As of the Record Date, there were 291,522,405 Shares issued and outstanding. As a result, in order to amend the Bylaws, at least 145,761,203 Shares must be affirmatively voted in FAVOR of the Bylaw Amendments.

     According to Biogen's Proxy Statement, the Bylaws and applicable law, the affirmative vote of a majority of Shares present in person or represented by proxy at the Annual Meeting and entitled to vote thereon are required to (i) ratify the selection of the independent registered accounting firm, (ii) approve Biogen's 2008 Omnibus Equity Plan and (iii) approve Biogen's 2008 Performance-Based Management Incentive Plan.

     As explained in the detailed instructions on your GOLD proxy card, there are four ways you may vote. You may:

     1. Sign, date and return the enclosed GOLD proxy card in the enclosed postage-paid envelope. We recommend that you vote on the GOLD proxy card even if you plan to attend the Annual Meeting;
     2. Vote via the Internet by following the voting instructions on the GOLD proxy card or the voting instructions provided by your broker, bank or other holder of record. If you submit your vote by Internet, you may incur costs associated with electronic access, such as usage charges from Internet access providers and telephone companies;
     3. Vote by telephone by following the voting instructions on the GOLD proxy card or the instructions provided by your broker, bank or other holder of record; or
     4. Vote in person by attending the Annual Meeting. Written ballots will be distributed to Stockholders who wish to vote in person at the Annual Meeting. If you hold your Shares through a bank, broker or other custodian, you must obtain a legal proxy from such custodian in order to vote in person at the meeting.

     To submit a proxy with voting instructions by telephone please call the telephone number listed on the GOLD proxy card. Proxies may also be submitted over the Internet. Please refer to the GOLD proxy card for the website information. In each case Stockholders will be required to provide the unique control number which has been printed on each Stockholder's GOLD proxy card. In addition to the instructions that appear on the GOLD proxy card, step-by-step instructions will be provided by a recorded telephone message for those Stockholders submitting proxies by telephone, or at the designated website for those Stockholders submitting proxies over the Internet. Stockholders submitting their proxies with voting instructions by telephone or over the Internet will receive confirmation on the telephone that their vote by telephone was successfully submitted, and may provide an email address for confirmation that their vote by Internet was successfully submitted.

     Whether or not you are able to attend the Annual Meeting, you are urged to complete the enclosed GOLD proxy and return it in the enclosed self-addressed, prepaid envelope. All valid proxies received prior to the meeting will be voted. If you specify a choice with respect to any item by marking the appropriate box on the proxy, the Shares will be voted in accordance with that specification. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED (I) FOR DR. ALEXANDER J. DENNER FOR DIRECTOR; (II) FOR DR. ANNE B. YOUNG FOR DIRECTOR; (III) FOR PROFESSOR RICHARD C. MULLIGAN FOR DIRECTOR; (IV) FOR THE PERSON WHO HAS BEEN NOMINATED BY BIOGEN TO SERVE AS DIRECTOR, OTHER THAN MR. CECIL B. PICKETT, MS. LYNN SCHENK AND MR. STELIOS PAPADOPOULOS; (V) FOR THE BYLAW AMENDMENTS; (VI) FOR THE RATIFICATION OF SELECTION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM; (VII) AGAINST BIOGEN'S 2008 OMNIBUS EQUITY PLAN; (VIII) AGAINST BIOGEN'S 2008 PERFORMANCE-BASED MANAGEMENT INCENTIVE PLAN; AND (IX) IN THE PROXY HOLDERS' DISCRETION AS TO OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

     If you have any questions or require any assistance in executing your proxy, please call:

                                 Georgeson Inc.
                   Stockholders call toll-free: (800) 377-9583
                 Banks and Brokers call collect: (212) 440-9800


PROXY PROCEDURES

     IN ORDER FOR YOUR VIEWS TO BE REPRESENTED AT THE ANNUAL MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED GOLD PROXY CARD IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE OR USE THE GOLD PROXY CARD TO VOTE BY TELEPHONE OR INTERNET.

     The accompanying GOLD proxy card will be voted at the Annual Meeting in accordance with your instructions on such card.

     Only holders of record as of the close of business on the Record Date will be entitled to vote. If you were a Stockholder of record on the Record Date, you will retain your voting rights at the Annual Meeting even if you sell such shares after the Record Date. Accordingly, it is important that you vote the shares held by you on the Record Date, or grant a proxy to vote such shares on the GOLD proxy card, even if you sell such shares after the Record Date.

     IF YOUR SHARES ARE HELD IN THE NAME OF A BROKERAGE FIRM, BANK, BANK NOMINEE OR OTHER INSTITUTION ON THE RECORD DATE, ONLY IT CAN VOTE SUCH SHARES AND ONLY UPON RECEIPT OF YOUR SPECIFIC INSTRUCTIONS. ACCORDINGLY, PLEASE CONTACT THE PERSON RESPONSIBLE FOR YOUR ACCOUNT AND INSTRUCT THAT PERSON TO EXECUTE ON YOUR BEHALF THE GOLD PROXY CARD AS SOON AS POSSIBLE.


REVOCATION OF PROXIES

     Any Stockholders of record may revoke or change his or her proxy instructions at any time prior to the vote at the Annual Meeting by:

     o submitting a properly executed, subsequently dated GOLD proxy card that will revoke all prior proxy cards, including any White proxy cards which you may have submitted to Biogen;

     o instructing the Icahn Parties by telephone or via the Internet as to how you would like your shares voted (instructions are on your GOLD proxy card);

     o attending the Annual Meeting and withdrawing his or her proxy by voting in person (although attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy); or

     o delivering written notice of revocation either to the Icahn Parties c/o Georgeson Inc., 199 Water Street, 26th Floor, New York, New York 10038, or the Corporate Secretary of Biogen.

     Although a revocation is effective if delivered to Biogen, the Icahn Parties request that either the original or a copy of any revocation be mailed to the Icahn Parties c/o Georgeson Inc., 199 Water Street, 26th Floor, New York, New York 10038, so that the Icahn Parties will be aware of all revocations.

     IF YOU PREVIOUSLY SIGNED AND RETURNED A WHITE PROXY CARD TO BIOGEN, WE URGE YOU TO REVOKE IT BY (1) MARKING, SIGNING, DATING AND RETURNING THE GOLD PROXY CARD, (2) INSTRUCTING US BY TELEPHONE OR VIA THE INTERNET AS TO HOW YOU WOULD LIKE YOUR SHARES VOTED WITH RESPECT TO THE GOLD PROXY CARD, (3) ATTENDING THE ANNUAL MEETING AND VOTING IN PERSON OR (4) DELIVERING A WRITTEN NOTICE OF REVOCATION TO THE ICAHN PARTIES OR TO THE CORPORATE SECRETARY OF THE COMPANY.


COST AND METHOD OF SOLICITATION

     Solicitation of proxies shall be made by Messrs. Icahn, Denner, Meister, Intrieri and Schechter.

     The Icahn Parties have retained Georgeson Inc. ("Georgeson") to conduct the solicitation, for which Georgeson is to receive a fee not to exceed $350,000, plus reimbursement for its reasonable out-of-pocket expenses. The Icahn Parties have agreed to indemnify Georgeson against certain liabilities and expenses, including certain liabilities under the federal securities laws. Insofar as indemnification for liabilities arising under the federal securities laws may be permitted to Georgeson pursuant to the foregoing provisions, we have been informed, that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy and is therefore unenforceable. Proxies may be solicited by mail, courier services, Internet, advertising, telephone or telecopier or in person. It is anticipated that Georgeson will employ approximately 60 persons to solicit proxies from Biogen Stockholders for the Annual Meeting. The total expenditures in furtherance of, or in connection with, the solicitation of proxies is approximately $75,000 to date, and is estimated to be $1.3 million in total.

     The Icahn Parties intend to seek reimbursement for the costs and expenses associated with the proxy solicitation in the event that any of the Nominees are elected to the Board of Directors of Biogen, but do not intend to submit the issue of reimbursement to a vote of security holders.

ADDITIONAL INFORMATION

     Certain information regarding the securities of Biogen held by Biogen's directors, management and 5% Stockholders is contained in Biogen's Proxy
Statement. Information concerning the date by which proposals of security holders intended to be presented at the next annual meeting of Stockholders of Biogen must be received by Biogen for inclusion in Biogen's Proxy Statement and form of proxy for that meeting is also contained in Biogen's Proxy Statement. This information is expected to be contained in Biogen's public filings. The Participants take no responsibility for the accuracy or completeness of such information contained in Biogen's public filings.


Date: May 16, 2008

                                               CARL C. ICAHN
                                               ALEXANDER J. DENNER
                                               ANNE B. YOUNG
                                               RICHARD C. MULLIGAN
                                               VINCENT J. INTRIERI
                                               KEITH A. MEISTER
                                               DAVID S. SCHECHTER
                                               ICAHN PARTNERS LP
                                               ICAHN PARTNERS MASTER FUND LP
                                               ICAHN PARTNERS MASTER FUND II LP
                                               ICAHN PARTNERS MASTER FUND III LP
                                               HIGH RIVER LIMITED PARTNERSHIP
                                               BARBERRY CORP.
                                               HOPPER INVESTMENTS LLC
                                               ICAHN OFFSHORE LP
                                               ICAHN ONSHORE LP
                                               ICAHN CAPITAL LP
                                               IPH GP LLC
                                               ICAHN ENTERPRISES HOLDINGS L.P.
                                               ICAHN ENTERPRISES G.P. INC.
                                               BECKTON CORP.

                                                                         ANNEX A

                  BENEFICIAL OWNERSHIP OF SECURITIES OF BIOGEN

BENEFICIAL OWNERSHIP OF SECURITIES OF BIOGEN AS OF THE CLOSE OF BUSINESS ON MAY 16, 2008:


(1) TITLE OF        (2) NAME OF               (3) BENEFICIAL      (4) PERCENT OF
    CLASS (1)           BENEFICIAL                OWNERSHIP           CLASS (3)
                        OWNER(2)
--------------------------------------------------------------------------------
Common Stock,           High River                2,487,181              0.85%
par value $0.0005
per share
--------------------------------------------------------------------------------
Common Stock,           Icahn Partners            3,736,220              1.28%
par value $0.0005
per share
--------------------------------------------------------------------------------
Common Stock,           Icahn Master              4,323,051              1.48%
par value $0.0005
per share
--------------------------------------------------------------------------------
Common Stock,           Icahn Master II           1,370,107              0.47%
par value $0.0005
per share
--------------------------------------------------------------------------------
Common Stock,           Icahn Master III            519,345              0.18%
par value $0.0005
per share
--------------------------------------------------------------------------------
                        TOTAL                    12,435,904              4.26%

____________________
(1) Please note that the Icahn Parties also purchased certain call options on Shares as described on Attachment 1 to this Annex A and wrote certain put options on Shares as described on Attachment 2 to this Annex A. All such call options were exercised on August 24, 2007. All such put options expired on August 24, 2007.

(2) Please note that each Record Holder listed in this table is, as of the close of business on May 16, 2008, the direct beneficial owner of the Shares set forth under the heading "(3) Beneficial Ownership" and that indirect beneficial ownership of Shares is described below in the text of this Annex A under the heading "Description of Beneficial Ownership."

(3) Please note that percentages of ownership set forth in this column were calculated based on the number of Shares stated to be outstanding as of April 21, 2008, as reported in Biogen's Proxy Statement filed on May 8, 2008.

                           INFORMATION ABOUT MR. ICAHN

     Mr. Icahn has an interest in the election of directors at the Annual Meeting indirectly through the beneficial ownership of securities, as described below.

     Carl C. Icahn, 72, has served as chairman of the board and a director of Starfire Holding Corporation, a privately-held holding company, and chairman of the board and a director of various subsidiaries of Starfire, since 1984. Since August 2007, through his position as Chief Executive Officer of Icahn Capital LP, a wholly owned subsidiary of Icahn Enterprises L.P., and certain related entities, Mr. Icahn's principal occupation is managing private investment funds, including Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP and Icahn Partners Master Fund III LP. Prior to August 2007, Mr. Icahn conducted this occupation through his entities CCI Onshore Corp. and CCI Offshore Corp since September 2004. Since November 1990, Mr. Icahn has been chairman of the board of Icahn Enterprises G.P. Inc., the general partner of Icahn Enterprises L.P. Icahn Enterprises L.P. is a diversified holding company engaged in a variety of businesses, including investment management, metals, real estate and home fashion. Mr. Icahn was chairman of the board and president of Icahn & Co., Inc., a registered broker-dealer and a member of the National Association of Securities Dealers, from 1968 to 2005. Mr. Icahn has served as chairman of the board and as a director of American Railcar Industries, Inc., a company that is primarily engaged in the business of manufacturing covered hopper and tank railcars, since 1994. From October 1998 through May 2004, Mr. Icahn was the president and a director of Stratosphere Corporation, the owner and operator of the Stratosphere Hotel and Casino in Las Vegas, which until February 2008, was a subsidiary of Icahn Enterprises L.P. From September 2000 to February 2007, Mr. Icahn served as the chairman of the board of GB Holdings, Inc., which owned an interest in Atlantic Coast Holdings, Inc., the owner and operator of The Sands casino in Atlantic City until November 2006. Mr. Icahn has been chairman of the board and a director of XO Holdings, Inc., a telecommunications services provider, since February 2006 and of its predecessor from January 2003 to February 2006. Mr. Icahn has served as a Director of Cadus Corporation, a company engaged in the ownership and licensing of yeast-based drug discovery technologies since July 1993. In May 2005, Mr. Icahn became a director of Blockbuster Inc., a provider of in-home movie rental and game entertainment. In October 2005, Mr. Icahn became a director of WestPoint
International, Inc., a manufacturer of bed and bath home fashion products. In September 2006, Mr. Icahn became a director of ImClone Systems Incorporated, a biopharmaceutical company, and since October 2006 has been the chairman of the board of ImClone Systems. In August 2007, Mr. Icahn became a director of WCI Communities, Inc., a homebuilding company, and since September 2007 has been the chairman of the board of WCI. In December 2007, Mr. Icahn became a director of Federal-Mogul Corporation, a supplier of automotive products, and since January 2008 has been the chairman of the board of Federal-Mogul. In April, 2008, Mr. Icahn became a director of Motricity, Inc., a company that provides mobile content services and solutions. Mr. Icahn received his B.A. from Princeton University.


                              BENEFICIAL OWNERSHIP

     Barberry Corp., a Delaware corporation ("Barberry"), is the sole member of Hopper Investments LLC, a Delaware limited liability company ("Hopper"), which is the general partner of High River. Beckton Corp., a Delaware corporation ("Beckton") is the sole stockholder of Icahn Enterprises G.P. Inc., a Delaware corporation ("Icahn Enterprises GP"), which is the general partner of Icahn Enterprises Holdings L.P. ("Icahn Enterprises Holdings"). Icahn Enterprises Holdings is the sole member of IPH GP LLC, a Delaware limited liability company ("IPH"), which is the general partner of Icahn Capital LP, a Delaware limited partnership ("Icahn Capital"). Icahn Capital is the general partner of each of Icahn Onshore LP, a Delaware limited partnership ("Icahn Onshore") and Icahn Offshore LP, a Delaware limited partnership ("Icahn Offshore"). Icahn Onshore is the general partner of Icahn Partners. Icahn Offshore is the general partner of each of Icahn Master, Icahn Master II and Icahn Master III. Each of Barberry and Beckton is 100 percent owned by Carl C. Icahn. As such, Mr. Icahn is in a position indirectly to determine the investment and voting decisions made by each of High River, Icahn Partners, Icahn Master, Icahn Master II and Icahn Master III (collectively, the "Icahn Parties").

     The Icahn Parties and Carl C. Icahn are deemed to beneficially own, in the aggregate, 12,435,904 Shares, representing approximately 4.26% of Biogen's outstanding Shares (based upon the 291,522,405 Shares stated to be outstanding as of April 21, 2008 by Biogen in Biogen's Proxy Statement.)

     High River has sole voting power and sole dispositive power with regard to 2,487,181 Shares. Each of Hopper, Barberry and Mr. Icahn has shared voting power and shared dispositive power with regard to such Shares. Icahn Partners has sole voting power and sole dispositive power with regard to 3,736,220 Shares. Each of Icahn Onshore, Icahn Capital, IPH, Icahn Enterprises Holdings, Icahn Enterprises GP, Beckton and Mr. Icahn has shared voting power and shared dispositive power with regard to such Shares. Icahn Master has sole voting power and sole dispositive power with regard to 4,323,051 Shares. Each of Icahn Offshore, Icahn Capital, IPH, Icahn Enterprises Holdings, Icahn Enterprises GP, Beckton and Mr. Icahn has shared voting power and shared dispositive power with regard to such Shares. Icahn Master II has sole voting power and sole dispositive power with regard to 1,370,107 Shares. Each of Icahn Offshore, Icahn Capital, IPH, Icahn Enterprises Holdings, Icahn Enterprises GP, Beckton and Mr. Icahn has shared voting power and shared dispositive power with regard to such Shares. Icahn Master III has sole voting power and sole dispositive power with regard to 519,345 Shares. Each of Icahn Offshore, Icahn Capital, IPH, Icahn Enterprises Holdings, Icahn Enterprises GP, Beckton and Mr. Icahn has shared voting power and shared dispositive power with regard to such Shares.

     Each of Hopper, Barberry and Mr. Icahn, by virtue of their relationships to High River, are deemed to beneficially own the Shares which High River directly beneficially owns. Each of Icahn Onshore, Icahn Capital, IPH, Icahn Enterprises Holdings, Icahn Enterprises GP, Beckton and Mr. Icahn, by virtue of their relationships to Icahn Partners, are deemed to beneficially own the Shares which Icahn Partners directly beneficially owns. Each of Icahn Offshore, Icahn Capital, IPH, Icahn Enterprises Holdings, Icahn Enterprises GP, Beckton and Mr. Icahn, by virtue of their relationships to Icahn Master, Icahn Master II and Icahn Master III, are deemed to beneficially own the Shares which Icahn Master, Icahn Master II and Icahn Master III directly beneficially own.

                             TWO YEAR SUMMARY TABLE

The following table indicates the date of each purchase and sale of Shares, as well as the exercise of call options, by the Icahn Parties within the past two years, and the number of shares in each such purchase, sale, or call option exercise.


NAME                                DATE              SHARES PURCHASED/SOLD
                                                      AND CALL OPTIONS
                                                      EXERCISED(4)
--------------------------------------------------------------------------------
                                   HIGH RIVER
--------------------------------------------------------------------------------
High River                    April 27, 2007                 30,000
--------------------------------------------------------------------------------
High River                    April 30, 2007                 25,000
--------------------------------------------------------------------------------
High River                       May 1, 2007                 19,200
--------------------------------------------------------------------------------
High River                       May 2, 2007                 31,300
--------------------------------------------------------------------------------
High River                       May 3, 2007                 30,000
--------------------------------------------------------------------------------
High River                       May 4, 2007                 20,000
--------------------------------------------------------------------------------
High River                       May 7, 2007                     20
--------------------------------------------------------------------------------
High River                       May 8, 2007                  6,934
--------------------------------------------------------------------------------
High River                      May 10, 2007                120,000
--------------------------------------------------------------------------------
High River                      May 11, 2007                 20,000
--------------------------------------------------------------------------------
High River                      May 14, 2007                 50,000
--------------------------------------------------------------------------------
High River                      May 15, 2007                 40,000
--------------------------------------------------------------------------------
High River                      May 16, 2007                 20,000
--------------------------------------------------------------------------------
High River                      May 17, 2007                 30,000
--------------------------------------------------------------------------------
High River                      May 18, 2007                 20,000
--------------------------------------------------------------------------------
High River                      May 21, 2007                 10,000
--------------------------------------------------------------------------------
High River                      May 22, 2007                 17,149
--------------------------------------------------------------------------------
High River                      May 24, 2007                106,000
--------------------------------------------------------------------------------
High River                      May 25, 2007                 56,286
--------------------------------------------------------------------------------
High River                      May 29, 2007                 43,111
--------------------------------------------------------------------------------
High River                   August 24, 2007                941,470 *
--------------------------------------------------------------------------------
High River                   August 24, 2007                943,952 **
--------------------------------------------------------------------------------
High River                 September 6, 2007               (147,100)
--------------------------------------------------------------------------------
High River                 September 7, 2007                (55,240)
--------------------------------------------------------------------------------
High River                September 10, 2007                 (2,098)
--------------------------------------------------------------------------------
High River                September 25, 2007               (109,000)
--------------------------------------------------------------------------------
High River                September 26, 2007                (60,530)
--------------------------------------------------------------------------------
High River                  October 16, 2007                (64,020)
--------------------------------------------------------------------------------
High River                  October 16, 2007                (67,046)
--------------------------------------------------------------------------------
High River                 December 13, 2007                500,000
--------------------------------------------------------------------------------
High River                 December 13, 2007                 59,793
--------------------------------------------------------------------------------
High River                 December 18, 2007               (113,660)
--------------------------------------------------------------------------------
High River                 December 19, 2007               (107,207)
--------------------------------------------------------------------------------
High River                 December 19, 2007                (46,133)
--------------------------------------------------------------------------------
High River                 December 20, 2007               (160,000)
--------------------------------------------------------------------------------
High River                 December 21, 2007               (124,000)
--------------------------------------------------------------------------------
High River                 December 24, 2007               (108,793)
--------------------------------------------------------------------------------
High River                 December 24, 2007                (11,207)
--------------------------------------------------------------------------------
High River                  January 24, 2008                 33,000
--------------------------------------------------------------------------------
High River                  January 25, 2008                390,000
--------------------------------------------------------------------------------
                                 ICAHN PARTNERS
--------------------------------------------------------------------------------
Icahn Partners                April 27, 2007                 38,293
--------------------------------------------------------------------------------
Icahn Partners                April 30, 2007                 31,911
--------------------------------------------------------------------------------
Icahn Partners                   May 1, 2007                 24,186
--------------------------------------------------------------------------------
Icahn Partners                   May 2, 2007                 39,817
--------------------------------------------------------------------------------
Icahn Partners                   May 3, 2007                 38,165
--------------------------------------------------------------------------------
Icahn Partners                   May 4, 2007                 25,442
--------------------------------------------------------------------------------
Icahn Partners                   May 7, 2007                     26
--------------------------------------------------------------------------------
Icahn Partners                   May 8, 2007                  8,820
--------------------------------------------------------------------------------
Icahn Partners                  May 10, 2007                152,654
--------------------------------------------------------------------------------
Icahn Partners                  May 11, 2007                 25,442
--------------------------------------------------------------------------------
Icahn Partners                  May 14, 2007                 63,606
--------------------------------------------------------------------------------
Icahn Partners                  May 15, 2007                 50,885
--------------------------------------------------------------------------------
Icahn Partners                  May 16, 2007                 25,443
--------------------------------------------------------------------------------
Icahn Partners                  May 17, 2007                 38,163
--------------------------------------------------------------------------------
Icahn Partners                  May 18, 2007                 25,443
--------------------------------------------------------------------------------
Icahn Partners                  May 21, 2007                 12,721
--------------------------------------------------------------------------------
Icahn Partners                  May 22, 2007                 21,815
--------------------------------------------------------------------------------
Icahn Partners                  May 24, 2007                134,930
--------------------------------------------------------------------------------
Icahn Partners                  May 25, 2007                 71,611
--------------------------------------------------------------------------------
Icahn Partners                  May 29, 2007                 54,848
--------------------------------------------------------------------------------
Icahn Partners               August 24, 2007              1,214,776 *
--------------------------------------------------------------------------------
Icahn Partners               August 24, 2007              1,218,780 **
--------------------------------------------------------------------------------
Icahn Partners             September 7, 2007                (54,463)
--------------------------------------------------------------------------------
Icahn Partners            September 10, 2007                 (2,878)
--------------------------------------------------------------------------------
Icahn Partners            September 25, 2007               (149,338)
--------------------------------------------------------------------------------
Icahn Partners            September 26, 2007                (83,068)
--------------------------------------------------------------------------------
Icahn Partners              October 16, 2007                (22,510)
--------------------------------------------------------------------------------
Icahn Partners             December 13, 2007                754,630
--------------------------------------------------------------------------------
Icahn Partners             December 13, 2007                367,948
--------------------------------------------------------------------------------
Icahn Partners             December 18, 2007               (171,544)
--------------------------------------------------------------------------------
Icahn Partners             December 19, 2007               (196,404)
--------------------------------------------------------------------------------
Icahn Partners             December 19, 2007                (35,027)
--------------------------------------------------------------------------------
Icahn Partners             December 20, 2007               (241,481)
--------------------------------------------------------------------------------
Icahn Partners             December 21, 2007               (187,148)
--------------------------------------------------------------------------------
Icahn Partners             December 24, 2007               (181,111)
--------------------------------------------------------------------------------
Icahn Partners              January 24, 2008                 34,982
--------------------------------------------------------------------------------
Icahn Partners              January 25, 2008                585,855
--------------------------------------------------------------------------------
                                  ICAHN MASTER
--------------------------------------------------------------------------------
Icahn Master                  April 27, 2007                 55,094
--------------------------------------------------------------------------------
Icahn Master                  April 30, 2007                 45,911
--------------------------------------------------------------------------------
Icahn Master                     May 1, 2007                 36,875
--------------------------------------------------------------------------------
Icahn Master                     May 2, 2007                 58,162
--------------------------------------------------------------------------------
Icahn Master                     May 3, 2007                 55,738
--------------------------------------------------------------------------------
Icahn Master                     May 4, 2007                 37,163
--------------------------------------------------------------------------------
Icahn Master                     May 7, 2007                     38
--------------------------------------------------------------------------------
Icahn Master                     May 8, 2007                 12,883
--------------------------------------------------------------------------------
Icahn Master                    May 10, 2007                222,979
--------------------------------------------------------------------------------
Icahn Master                    May 11, 2007                 37,163
--------------------------------------------------------------------------------
Icahn Master                    May 14, 2007                 92,908
--------------------------------------------------------------------------------
Icahn Master                    May 15, 2007                 74,327
--------------------------------------------------------------------------------
Icahn Master                    May 16, 2007                 37,163
--------------------------------------------------------------------------------
Icahn Master                    May 17, 2007                 55,744
--------------------------------------------------------------------------------
Icahn Master                    May 18, 2007                 37,164
--------------------------------------------------------------------------------
Icahn Master                    May 21, 2007                 18,581
--------------------------------------------------------------------------------
Icahn Master                    May 22, 2007                 31,866
--------------------------------------------------------------------------------
Icahn Master                    May 24, 2007                196,907
--------------------------------------------------------------------------------
Icahn Master                    May 25, 2007                104,585
--------------------------------------------------------------------------------
Icahn Master                    May 29, 2007                 80,102
--------------------------------------------------------------------------------
Icahn Master                 August 24, 2007              1,747,975 *
--------------------------------------------------------------------------------
Icahn Master                 August 24, 2007              1,776,777 **
--------------------------------------------------------------------------------
Icahn Master               September 6, 2007               (405,705)
--------------------------------------------------------------------------------
Icahn Master               September 7, 2007               (114,462)
--------------------------------------------------------------------------------
Icahn Master              September 10, 2007                 (3,789)
--------------------------------------------------------------------------------
Icahn Master              September 25, 2007               (197,537)
--------------------------------------------------------------------------------
Icahn Master              September 26, 2007               (109,329)
--------------------------------------------------------------------------------
Icahn Master                October 16, 2007               (170,708)
--------------------------------------------------------------------------------
Icahn Master                October 16, 2007               (169,108)
--------------------------------------------------------------------------------
Icahn Master               December 13, 2007                862,247
--------------------------------------------------------------------------------
Icahn Master               December 13, 2007                209,093
--------------------------------------------------------------------------------
Icahn Master               December 18, 2007               (196,006)
--------------------------------------------------------------------------------
Icahn Master               December 19, 2007                (13,087)
--------------------------------------------------------------------------------
Icahn Master               December 19, 2007               (251,347)
--------------------------------------------------------------------------------
Icahn Master               December 20, 2007               (275,919)
--------------------------------------------------------------------------------
Icahn Master               December 21, 2007               (213,838)
--------------------------------------------------------------------------------
Icahn Master               December 24, 2007               (121,143)
--------------------------------------------------------------------------------
Icahn Master               December 24, 2007               ( 80,102)
--------------------------------------------------------------------------------
Icahn Master               December 24, 2007                ( 5,694)
--------------------------------------------------------------------------------
Icahn Master                January 24, 2008                 85,509
--------------------------------------------------------------------------------
Icahn Master                January 25, 2008                677,871
--------------------------------------------------------------------------------
                                 ICAHN MASTER II
--------------------------------------------------------------------------------
Icahn Master II               April 27, 2007                 19,109
--------------------------------------------------------------------------------
Icahn Master II               April 30, 2007                 15,923
--------------------------------------------------------------------------------
Icahn Master II                  May 1, 2007                 11,656
--------------------------------------------------------------------------------
Icahn Master II                  May 2, 2007                 19,693
--------------------------------------------------------------------------------
Icahn Master II                  May 3, 2007                 18,876
--------------------------------------------------------------------------------
Icahn Master II                  May 4, 2007                 12,584
--------------------------------------------------------------------------------
Icahn Master II                  May 7, 2007                     12
--------------------------------------------------------------------------------
Icahn Master II                  May 8, 2007                  4,363
--------------------------------------------------------------------------------
Icahn Master II                 May 10, 2007                 75,504
--------------------------------------------------------------------------------
Icahn Master II                 May 11, 2007                 12,584
--------------------------------------------------------------------------------
Icahn Master II                 May 14, 2007                 31,461
--------------------------------------------------------------------------------
Icahn Master II                 May 15, 2007                 25,167
--------------------------------------------------------------------------------
Icahn Master II                 May 16, 2007                 12,585
--------------------------------------------------------------------------------
Icahn Master II                 May 17, 2007                 18,876
--------------------------------------------------------------------------------
Icahn Master II                 May 18, 2007                 12,584
--------------------------------------------------------------------------------
Icahn Master II                 May 21, 2007                  6,292
--------------------------------------------------------------------------------
Icahn Master II                 May 22, 2007                 10,790
--------------------------------------------------------------------------------
Icahn Master II                 May 24, 2007                 66,766
--------------------------------------------------------------------------------
Icahn Master II                 May 25, 2007                 35,422
--------------------------------------------------------------------------------
Icahn Master II                 May 29, 2007                 27,131
--------------------------------------------------------------------------------
Icahn Master II              August 24, 2007                583,382 *
--------------------------------------------------------------------------------
Icahn Master II              August 24, 2007                566,437 **
--------------------------------------------------------------------------------
Icahn Master II            September 6, 2007               (132,473)
--------------------------------------------------------------------------------
Icahn Master II            September 7, 2007                (37,752)
--------------------------------------------------------------------------------
Icahn Master II           September 10, 2007                 (1,250)
--------------------------------------------------------------------------------
Icahn Master II           September 25, 2007                (64,548)
--------------------------------------------------------------------------------
Icahn Master II           September 26, 2007                (36,077)
--------------------------------------------------------------------------------
Icahn Master II             October 16, 2007                (62,115)
--------------------------------------------------------------------------------
Icahn Master II             October 16, 2007                (55,546)
--------------------------------------------------------------------------------
Icahn Master II            December 13, 2007                277,956
--------------------------------------------------------------------------------
Icahn Master II            December 13, 2007                 45,129
--------------------------------------------------------------------------------
Icahn Master II            December 18, 2007                (18,055)
--------------------------------------------------------------------------------
Icahn Master II            December 18, 2007                (45,129)
--------------------------------------------------------------------------------
Icahn Master II            December 19, 2007                (85,243)
--------------------------------------------------------------------------------
Icahn Master II            December 20, 2007                (88,947)
--------------------------------------------------------------------------------
Icahn Master II            December 21, 2007                (68,933)
--------------------------------------------------------------------------------
Icahn Master II            December 24, 2007                (16,778)
--------------------------------------------------------------------------------
Icahn Master II            December 24, 2007                (27,131)
--------------------------------------------------------------------------------
Icahn Master II            December 24, 2007                (22,801)
--------------------------------------------------------------------------------
Icahn Master II             January 24, 2008                  7,764
--------------------------------------------------------------------------------
Icahn Master II             January 25, 2008                214,839
--------------------------------------------------------------------------------
                                ICAHN MASTER III
--------------------------------------------------------------------------------
Icahn Master III              April 27, 2007                  7,504
--------------------------------------------------------------------------------
Icahn Master III              April 30, 2007                  6,255
--------------------------------------------------------------------------------
Icahn Master III                 May 1, 2007                  4,083
--------------------------------------------------------------------------------
Icahn Master III                 May 2, 2007                  7,528
--------------------------------------------------------------------------------
Icahn Master III                 May 3, 2007                  7,221
--------------------------------------------------------------------------------
Icahn Master III                 May 4, 2007                  4,811
--------------------------------------------------------------------------------
Icahn Master III                 May 7, 2007                      4
--------------------------------------------------------------------------------
Icahn Master III                 May 8, 2007                  1,668
--------------------------------------------------------------------------------
Icahn Master III                May 10, 2007                 28,863
--------------------------------------------------------------------------------
Icahn Master III                May 11, 2007                  4,811
--------------------------------------------------------------------------------
Icahn Master III                May 14, 2007                 12,025
--------------------------------------------------------------------------------
Icahn Master III                May 15, 2007                  9,621
--------------------------------------------------------------------------------
Icahn Master III                May 16, 2007                  4,809
--------------------------------------------------------------------------------
Icahn Master III                May 17, 2007                  7,217
--------------------------------------------------------------------------------
Icahn Master III                May 18, 2007                  4,809
--------------------------------------------------------------------------------
Icahn Master III                May 21, 2007                  2,406
--------------------------------------------------------------------------------
Icahn Master III                May 22, 2007                  4,125
--------------------------------------------------------------------------------
Icahn Master III                May 24, 2007                 25,397
--------------------------------------------------------------------------------
Icahn Master III                May 25, 2007                 13,529
--------------------------------------------------------------------------------
Icahn Master III                May 29, 2007                 10,362
--------------------------------------------------------------------------------
Icahn Master III             August 24, 2007                219,750 *
--------------------------------------------------------------------------------
Icahn Master III             August 24, 2007                213,810 **
--------------------------------------------------------------------------------
Icahn Master III           September 6, 2007                (50,222)
--------------------------------------------------------------------------------
Icahn Master III           September 7, 2007                (14,283)
--------------------------------------------------------------------------------
Icahn Master III          September 10, 2007                   (473)
--------------------------------------------------------------------------------
Icahn Master III          September 25, 2007                (24,577)
--------------------------------------------------------------------------------
Icahn Master III          September 26, 2007                (13,647)
--------------------------------------------------------------------------------
Icahn Master III            October 16, 2007                (23,257)
--------------------------------------------------------------------------------
Icahn Master III            October 16, 2007                (21,021)
--------------------------------------------------------------------------------
Icahn Master III           December 13, 2007                105,167
--------------------------------------------------------------------------------
Icahn Master III           December 13, 2007                 17,002
--------------------------------------------------------------------------------
Icahn Master III           December 18, 2007                 (6,904)
--------------------------------------------------------------------------------
Icahn Master III           December 18, 2007                (17,002)
--------------------------------------------------------------------------------
Icahn Master III           December 19, 2007                (32,252)
--------------------------------------------------------------------------------
Icahn Master III           December 20, 2007                (33,653)
--------------------------------------------------------------------------------
Icahn Master III           December 21, 2007                (26,081)
--------------------------------------------------------------------------------
Icahn Master III           December 24, 2007                 (6,277)
--------------------------------------------------------------------------------
Icahn Master III           December 24, 2007                (10,362)
--------------------------------------------------------------------------------
Icahn Master III           December 24, 2007                 (8,601)
--------------------------------------------------------------------------------
Icahn Master III            January 24, 2008                  3,745
--------------------------------------------------------------------------------
Icahn Master III            January 25, 2008                 81,435
--------------------------------------------------------------------------------

____________________
(4)  Sales of Shares in this column are indicated by the use of a parenthetical.

* These amounts consist of Shares obtained by the respective Icahn Party as a result of an exercise by such party of its call options written by Merrill Lynch International, which had a strike price of $35.50 and an expiration date of November 26, 2008 (which options were purchased by the Icahn Parties as described on Attachment 1 to this Annex A), and the dates set forth in the table above with respect to such Shares are the dates on which such options were exercised.

** These amounts consist of Shares obtained by the respective Icahn Party as a result of an exercise by such party of its call options written by UBS AG, which had a strike price of $31.50 and an expiration date of November 26, 2008 (which options were purchased by the Icahn Parties as described on Attachment 1 to this Annex A), and the dates set forth in the table above with respect to such Shares are the dates on which such options were exercised.

Part of the purchase price of Shares purchased by High River was obtained through margin borrowing. Shares purchased by High River are maintained in a margin account that includes positions in securities in addition to the Shares. The indebtedness of the margin account as of May 15, 2008 was approximately $1.1 billion.

                                                         ATTACHMENT 1 TO ANNEX A

Call options purchased by the Icahn Parties, which were written by UBS AG and have a $31.50 strike price, expiration date of November 26, 2008, and are further described in the chart set forth below. On August 24, 2007, the Icahn
Parties exercised all of the call options described in the chart below and thereby acquired the Shares covered by such options.


NAME                       DATE             NUMBER OF                 OPTION
                                            SHARES SUBJECT            PREMIUM
                                            TO OPTION                 ($)
--------------------------------------------------------------------------------
                                   HIGH RIVER
--------------------------------------------------------------------------------
High River              May 29, 2007           50,000                 872,885.00
--------------------------------------------------------------------------------
High River              May 31, 2007           85,760               1,772,050.30
--------------------------------------------------------------------------------
High River              June 1, 2007           74,000               1,532,014.60
--------------------------------------------------------------------------------
High River              June 4, 2007           40,000                 822,144.00
--------------------------------------------------------------------------------
High River              June 8, 2007           81,151               1,619,295.17
--------------------------------------------------------------------------------
High River             June 11, 2007           20,000                 399,928.00
--------------------------------------------------------------------------------
High River             June 12, 2007           27,765                 543,258.32
--------------------------------------------------------------------------------
High River             June 13, 2007           54,976               1,088,150.96
--------------------------------------------------------------------------------
High River             June 14, 2007           40,000                 796,540.00
--------------------------------------------------------------------------------
High River             June 27, 2007           43,600                 936,092.00
--------------------------------------------------------------------------------
High River             June 28, 2007          100,000               2,203,950.00
--------------------------------------------------------------------------------
High River             June 29, 2007          100,000               2,203,370.00
--------------------------------------------------------------------------------
High River              July 2, 2007           53,100               1,164,259.98
--------------------------------------------------------------------------------
High River              July 9, 2007           25,400                 587,283.56
--------------------------------------------------------------------------------
High River             July 10, 2007           11,200                 258,709.92
--------------------------------------------------------------------------------
High River             July 16, 2007           50,000               1,197,000.00
--------------------------------------------------------------------------------
High River             July 17, 2007           87,000               2,058,367.80
--------------------------------------------------------------------------------
                                 ICAHN PARTNERS
--------------------------------------------------------------------------------
Icahn Partners          May 29, 2007           63,614               1,110,554.13
--------------------------------------------------------------------------------
Icahn Partners          May 31, 2007          109,109               2,254,508.36
--------------------------------------------------------------------------------
Icahn Partners          June 1, 2007           97,229               2,012,922.26
--------------------------------------------------------------------------------
Icahn Partners          June 4, 2007           50,954               1,047,288.13
--------------------------------------------------------------------------------
Icahn Partners          June 8, 2007          103,652               2,068,282.37
--------------------------------------------------------------------------------
Icahn Partners         June 11, 2007           25,514                 510,188.15
--------------------------------------------------------------------------------
Icahn Partners         June 12, 2007           35,420                 693,038.35
--------------------------------------------------------------------------------
Icahn Partners         June 13, 2007           70,134               1,388,176.29
--------------------------------------------------------------------------------
Icahn Partners         June 14, 2007           51,030               1,016,185.91
--------------------------------------------------------------------------------
Icahn Partners         June 27, 2007           55,631               1,194,397.57
--------------------------------------------------------------------------------
Icahn Partners         June 28, 2007          127,574               2,811,667.17
--------------------------------------------------------------------------------
Icahn Partners         June 29, 2007          127,574               2,810,927.24
--------------------------------------------------------------------------------
Icahn Partners          July 2, 2007           64,783               1,420,419.10
--------------------------------------------------------------------------------
Icahn Partners          July 9, 2007           46,401               1,072,856.08
--------------------------------------------------------------------------------
Icahn Partners         July 10, 2007           14,370                 331,934.07
--------------------------------------------------------------------------------
Icahn Partners         July 16, 2007           64,157               1,535,918.58
--------------------------------------------------------------------------------
Icahn Partners         July 17, 2007          111,634               2,641,193.46
--------------------------------------------------------------------------------
                                  ICAHN MASTER
--------------------------------------------------------------------------------
Icahn Master            May 29, 2007           92,903               1,621,872.70
--------------------------------------------------------------------------------
Icahn Master            May 31, 2007          159,347               3,292,571.13
--------------------------------------------------------------------------------
Icahn Master            June 1, 2007          152,205               3,151,084.89
--------------------------------------------------------------------------------
Icahn Master            June 4, 2007           75,113               1,543,842.56
--------------------------------------------------------------------------------
Icahn Master            June 8, 2007          152,235               3,037,712.41
--------------------------------------------------------------------------------
Icahn Master           June 11, 2007           37,492                 749,705.03
--------------------------------------------------------------------------------
Icahn Master           June 12, 2007           52,047               1,018,367.22
--------------------------------------------------------------------------------
Icahn Master           June 13, 2007          103,056               2,039,808.02
--------------------------------------------------------------------------------
Icahn Master           June 14, 2007           74,984               1,493,193.88
--------------------------------------------------------------------------------
Icahn Master           June 27, 2007           81,792               1,756,074.24
--------------------------------------------------------------------------------
Icahn Master           June 28, 2007          187,463               4,131,590.79
--------------------------------------------------------------------------------
Icahn Master           June 29, 2007          187,464               4,130,525.54
--------------------------------------------------------------------------------
Icahn Master            July 2, 2007          110,439               2,421,463.43
--------------------------------------------------------------------------------
Icahn Master            July 9, 2007           32,806                 758,520.65
--------------------------------------------------------------------------------
Icahn Master           July 10, 2007           20,966                 484,295.73
--------------------------------------------------------------------------------
Icahn Master           July 16, 2007           93,601               2,240,807.94
--------------------------------------------------------------------------------
Icahn Master           July 17, 2007          162,864               3,853,264.52
--------------------------------------------------------------------------------
                                 ICAHN MASTER II
--------------------------------------------------------------------------------
Icahn Master II         May 29, 2007           31,465                 549,306.53
--------------------------------------------------------------------------------
Icahn Master II         May 31, 2007           53,972               1,115,218.04
--------------------------------------------------------------------------------
Icahn Master II         June 1, 2007           34,144                 706,879.82
--------------------------------------------------------------------------------
Icahn Master II         June 4, 2007           24,577                 505,145.83
--------------------------------------------------------------------------------
Icahn Master II         June 8, 2007           49,762                 992,955.92
--------------------------------------------------------------------------------
Icahn Master II        June 11, 2007           12,308                 246,115.69
--------------------------------------------------------------------------------
Icahn Master II        June 12, 2007           17,085                 334,290.24
--------------------------------------------------------------------------------
Icahn Master II        June 13, 2007           33,830                 669,603.96
--------------------------------------------------------------------------------
Icahn Master II        June 14, 2007           24,614                 490,150.89
--------------------------------------------------------------------------------
Icahn Master II        June 27, 2007           26,772                 574,794.84
--------------------------------------------------------------------------------
Icahn Master II        June 28, 2007           61,531               1,356,112.47
--------------------------------------------------------------------------------
Icahn Master II        June 29, 2007           61,530               1,355,733.56
--------------------------------------------------------------------------------
Icahn Master II         July 2, 2007           27,772                 608,923.32
--------------------------------------------------------------------------------
Icahn Master II         July 9, 2007           16,307                 377,040.67
--------------------------------------------------------------------------------
Icahn Master II        July 10, 2007            6,860                 158,459.83
--------------------------------------------------------------------------------
Icahn Master II        July 16, 2007           30,623                 733,114.62
--------------------------------------------------------------------------------
Icahn Master II        July 17, 2007           53,285               1,260,691.13
--------------------------------------------------------------------------------
                                ICAHN MASTER III
--------------------------------------------------------------------------------
Icahn Master III        May 29, 2007           12,018                 209,806.64
--------------------------------------------------------------------------------
Icahn Master III        May 31, 2007           20,612                 425,903.69
--------------------------------------------------------------------------------
Icahn Master III        June 1, 2007           12,422                 257,171.42
--------------------------------------------------------------------------------
Icahn Master III        June 4, 2007            9,356                 192,299.48
--------------------------------------------------------------------------------
Icahn Master III        June 8, 2007           18,953                 378,190.06
--------------------------------------------------------------------------------
Icahn Master III       June 11, 2007            4,686                  93,703.13
--------------------------------------------------------------------------------
Icahn Master III       June 12, 2007            6,507                 127,317.91
--------------------------------------------------------------------------------
Icahn Master III       June 13, 2007           12,883                 254,995.80
--------------------------------------------------------------------------------
Icahn Master III       June 14, 2007            9,372                 186,629.32
--------------------------------------------------------------------------------
Icahn Master III       June 27, 2007           10,205                 219,101.35
--------------------------------------------------------------------------------
Icahn Master III       June 28, 2007           23,432                 516,429.56
--------------------------------------------------------------------------------
Icahn Master III       June 29, 2007           23,432                 516,293.66
--------------------------------------------------------------------------------
Icahn Master III        July 2, 2007            9,406                 206,234.07
--------------------------------------------------------------------------------
Icahn Master III        July 9, 2007            6,086                 140,716.84
--------------------------------------------------------------------------------
Icahn Master III       July 10, 2007            2,604                  60,150.06
--------------------------------------------------------------------------------
Icahn Master III       July 16, 2007           11,619                 278,158.86
--------------------------------------------------------------------------------
Icahn Master III       July 17, 2007           20,217                 478,322.09
--------------------------------------------------------------------------------

Call options purchased by the Icahn Parties, which were written by Merrill Lynch International and have a $35.50 strike price, expiration date of November 26, 2008, and are further described in the chart set forth below. On August 24, 2007, the Icahn Parties exercised all of the call options described in the chart below and thereby acquired the Shares covered by such options.


NAME                       DATE             NUMBER OF                 OPTION
                                            SHARES SUBJECT            PREMIUM
                                            TO OPTION                 ($)

--------------------------------------------------------------------------------
                                   HIGH RIVER
--------------------------------------------------------------------------------
High River             July 10, 2007          102,929               1,965,665.99
--------------------------------------------------------------------------------
High River             July 11, 2007           30,536                 582,388.70
--------------------------------------------------------------------------------
High River             July 12, 2007           57,192               1,100,545.66
--------------------------------------------------------------------------------
High River             July 18, 2007          200,000               3,795,760.00
--------------------------------------------------------------------------------
High River             July 19, 2007          159,233               3,082,320.95
--------------------------------------------------------------------------------
High River             July 20, 2007           71,580               1,377,929.32
--------------------------------------------------------------------------------
High River             July 23, 2007          120,000               2,290,056.00
--------------------------------------------------------------------------------
High River             July 31, 2007           94,969               1,978,356.22
--------------------------------------------------------------------------------
High River            August 1, 2007          105,031               2,213,633.36
--------------------------------------------------------------------------------
                                 ICAHN PARTNERS
--------------------------------------------------------------------------------
Icahn Partners         July 10, 2007          132,074               2,522,256.80
--------------------------------------------------------------------------------
Icahn Partners         July 11, 2007           39,181                 747,267.87
--------------------------------------------------------------------------------
Icahn Partners         July 12, 2007           73,385               1,412,147.56
--------------------------------------------------------------------------------
Icahn Partners         July 18, 2007          256,627               4,870,472.51
--------------------------------------------------------------------------------
Icahn Partners         July 19, 2007          204,318               3,955,044.82
--------------------------------------------------------------------------------
Icahn Partners         July 20, 2007           91,847               1,768,073.12
--------------------------------------------------------------------------------
Icahn Partners         July 23, 2007          153,977               2,938,466.27
--------------------------------------------------------------------------------
Icahn Partners         July 31, 2007          121,987               2,541,184.39
--------------------------------------------------------------------------------
Icahn Partners        August 1, 2007          141,380               2,979,724.88
--------------------------------------------------------------------------------
                                  ICAHN MASTER
--------------------------------------------------------------------------------
Icahn Master           July 10, 2007          192,685               3,679,763.25
--------------------------------------------------------------------------------
Icahn Master           July 11, 2007           57,163               1,090,224.17
--------------------------------------------------------------------------------
Icahn Master           July 12, 2007          107,064               2,060,232.55
--------------------------------------------------------------------------------
Icahn Master           July 18, 2007          374,402               7,105,700.68
--------------------------------------------------------------------------------
Icahn Master           July 19, 2007          298,086               5,770,140.13
--------------------------------------------------------------------------------
Icahn Master           July 20, 2007          133,999               2,579,507.55
--------------------------------------------------------------------------------
Icahn Master           July 23, 2007          224,640               4,286,984.83
--------------------------------------------------------------------------------
Icahn Master           July 31, 2007          177,800               3,703,858.48
--------------------------------------------------------------------------------
Icahn Master          August 1, 2007          182,136               3,838,698.34
--------------------------------------------------------------------------------
                                 ICAHN MASTER II
--------------------------------------------------------------------------------
Icahn Master II        July 10, 2007           63,042               1,203,931.99
--------------------------------------------------------------------------------
Icahn Master II        July 11, 2007           18,702                 356,688.28
--------------------------------------------------------------------------------
Icahn Master II        July 12, 2007           35,029                 674,063.05
--------------------------------------------------------------------------------
Icahn Master II        July 18, 2007          122,495               2,324,808.11
--------------------------------------------------------------------------------
Icahn Master II        July 19, 2007           97,526               1,887,840.04
--------------------------------------------------------------------------------
Icahn Master II        July 20, 2007           43,842                 843,967.27
--------------------------------------------------------------------------------
Icahn Master II        July 23, 2007           73,498               1,402,621.13
--------------------------------------------------------------------------------
Icahn Master II        July 31, 2007           58,078               1,209,857.66
--------------------------------------------------------------------------------
Icahn Master II       August 1, 2007           71,170               1,499,978.92
--------------------------------------------------------------------------------
                                ICAHN MASTER III
--------------------------------------------------------------------------------
Icahn Master III       July 10, 2007           23,917                 456,750.12
--------------------------------------------------------------------------------
Icahn Master III       July 11, 2007            7,097                 135,355.40
--------------------------------------------------------------------------------
Icahn Master III       July 12, 2007           13,290                 255,739.47
--------------------------------------------------------------------------------
Icahn Master III       July 18, 2007           46,476                 882,058.71
--------------------------------------------------------------------------------
Icahn Master III       July 19, 2007           37,004                 716,297.53
--------------------------------------------------------------------------------
Icahn Master III       July 20, 2007           16,632                 320,169.33
--------------------------------------------------------------------------------
Icahn Master III       July 23, 2007           27,885                 532,151.76
--------------------------------------------------------------------------------
Icahn Master III       July 31, 2007           22,013                 458,566.01
--------------------------------------------------------------------------------
Icahn Master III      August 1, 2007           25,436                 536,089.14
--------------------------------------------------------------------------------

                                                         ATTACHMENT 2 TO ANNEX A

Put options purchased by the Icahn Parties, which were written by UBS AG and had a $31.50 strike price, expiration date of November 26, 2008, and provided for cash settlement only and for exercise only at expiration are further described in the chart set forth below. All of the put options described below terminated on August 24, 2007.


NAME                       DATE             NUMBER OF                 OPTION
                                            SHARES SUBJECT            PREMIUM
                                            TO OPTION                 ($)
--------------------------------------------------------------------------------
                                   HIGH RIVER
--------------------------------------------------------------------------------
High River              May 29, 2007           50,000                     500.00
--------------------------------------------------------------------------------
High River              May 31, 2007           85,760                     857.60
--------------------------------------------------------------------------------
High River              June 1, 2007           74,000                     740.00
--------------------------------------------------------------------------------
High River              June 4, 2007           40,000                     400.00
--------------------------------------------------------------------------------
High River              June 8, 2007           81,151                     811.51
--------------------------------------------------------------------------------
High River             June 11, 2007           20,000                     200.00
--------------------------------------------------------------------------------
High River             June 12, 2007           27,765                     277.65
--------------------------------------------------------------------------------
High River             June 13, 2007           54,976                     549.76
--------------------------------------------------------------------------------
High River             June 14, 2007           40,000                     400.00
--------------------------------------------------------------------------------
High River             June 27, 2007           43,600                     436.00
--------------------------------------------------------------------------------
High River             June 28, 2007          100,000                   1,000.00
--------------------------------------------------------------------------------
High River             June 29, 2007          100,000                   1,000.00
--------------------------------------------------------------------------------
High River              July 2, 2007           53,100                     531.00
--------------------------------------------------------------------------------
High River              July 9, 2007           25,400                     254.00
--------------------------------------------------------------------------------
High River             July 10, 2007           11,200                     112.00
--------------------------------------------------------------------------------
High River             July 16, 2007           50,000                     500.00
--------------------------------------------------------------------------------
High River             July 17, 2007           87,000                     870.00
--------------------------------------------------------------------------------
                                 ICAHN PARTNERS
--------------------------------------------------------------------------------
Icahn Partners          May 29, 2007           63,614                     636.14
--------------------------------------------------------------------------------
Icahn Partners          May 31, 2007          109,109                   1,091.09
--------------------------------------------------------------------------------
Icahn Partners          June 1, 2007           97,229                     972.29
--------------------------------------------------------------------------------
Icahn Partners          June 4, 2007           50,954                     509.54
--------------------------------------------------------------------------------
Icahn Partners          June 8, 2007          103,652                   1,036.52
--------------------------------------------------------------------------------
Icahn Partners         June 11, 2007           25,514                     255.14
--------------------------------------------------------------------------------
Icahn Partners         June 12, 2007           35,420                     354.20
--------------------------------------------------------------------------------
Icahn Partners         June 13, 2007           70,134                     701.34
--------------------------------------------------------------------------------
Icahn Partners         June 14, 2007           51,030                     510.30
--------------------------------------------------------------------------------
Icahn Partners         June 27, 2007           55,631                     556.31
--------------------------------------------------------------------------------
Icahn Partners         June 28, 2007          127,574                   1,275.74
--------------------------------------------------------------------------------
Icahn Partners         June 29, 2007          127,574                   1,275.74
--------------------------------------------------------------------------------
Icahn Partners          July 2, 2007           64,783                     647.83
--------------------------------------------------------------------------------
Icahn Partners          July 9, 2007           46,401                     464.01
--------------------------------------------------------------------------------
Icahn Partners         July 10, 2007           14,370                     143.70
--------------------------------------------------------------------------------
Icahn Partners         July 16, 2007           64,157                     641.57
--------------------------------------------------------------------------------
Icahn Partners         July 17, 2007          111,634                   1,116.34
--------------------------------------------------------------------------------
                                  ICAHN MASTER
--------------------------------------------------------------------------------
Icahn Master            May 29, 2007           92,903                     929.03
--------------------------------------------------------------------------------
Icahn Master            May 31, 2007          159,347                   1,593.47
--------------------------------------------------------------------------------
Icahn Master            June 1, 2007          152,205                   1,522.05
--------------------------------------------------------------------------------
Icahn Master            June 4, 2007           75,113                     751.13
--------------------------------------------------------------------------------
Icahn Master            June 8, 2007          152,235                   1,522.35
--------------------------------------------------------------------------------
Icahn Master           June 11, 2007           37,492                     374.92
--------------------------------------------------------------------------------
Icahn Master           June 12, 2007           52,047                     520.47
--------------------------------------------------------------------------------
Icahn Master           June 13, 2007          103,056                   1,030.56
--------------------------------------------------------------------------------
Icahn Master           June 14, 2007           74,984                     749.84
--------------------------------------------------------------------------------
Icahn Master           June 27, 2007           81,792                     817.92
--------------------------------------------------------------------------------
Icahn Master           June 28, 2007          187,463                   1,874.63
--------------------------------------------------------------------------------
Icahn Master           June 29, 2007          187,464                   1,874.64
--------------------------------------------------------------------------------
Icahn Master            July 2, 2007          110,439                   1,104.39
--------------------------------------------------------------------------------
Icahn Master            July 9, 2007           32,806                     328.06
--------------------------------------------------------------------------------
Icahn Master           July 10, 2007           20,966                     209.66
--------------------------------------------------------------------------------
Icahn Master           July 16, 2007           93,601                     936.01
--------------------------------------------------------------------------------
Icahn Master           July 17, 2007          162,864                   1,628.64
--------------------------------------------------------------------------------
                                 ICAHN MASTER II
--------------------------------------------------------------------------------
Icahn Master II         May 29, 2007           31,465                     314.65
--------------------------------------------------------------------------------
Icahn Master II         May 31, 2007           53,972                     539.72
--------------------------------------------------------------------------------
Icahn Master II         June 1, 2007           34,144                     341.44
--------------------------------------------------------------------------------
Icahn Master II         June 4, 2007           24,577                     245.77
--------------------------------------------------------------------------------
Icahn Master II         June 8, 2007           49,762                     497.62
--------------------------------------------------------------------------------
Icahn Master II        June 11, 2007           12,308                     123.08
--------------------------------------------------------------------------------
Icahn Master II        June 12, 2007           17,085                     170.85
--------------------------------------------------------------------------------
Icahn Master II        June 13, 2007           33,830                     338.30
--------------------------------------------------------------------------------
Icahn Master II        June 14, 2007           24,614                     246.14
--------------------------------------------------------------------------------
Icahn Master II        June 27, 2007           26,772                     267.72
--------------------------------------------------------------------------------
Icahn Master II        June 28, 2007           61,531                     615.31
--------------------------------------------------------------------------------
Icahn Master II        June 29, 2007           61,530                     615.30
--------------------------------------------------------------------------------
Icahn Master II         July 2, 2007           27,772                     277.72
--------------------------------------------------------------------------------
Icahn Master II         July 9, 2007           16,307                     163.07
--------------------------------------------------------------------------------
Icahn Master II        July 10, 2007            6,860                      68.60
--------------------------------------------------------------------------------
Icahn Master II        July 16, 2007           30,623                     306.23
--------------------------------------------------------------------------------
                                ICAHN MASTER III
--------------------------------------------------------------------------------
Icahn Master III        May 29, 2007           12,018                     120.18
--------------------------------------------------------------------------------
Icahn Master III        May 31, 2007           20,612                     206.12
--------------------------------------------------------------------------------
Icahn Master III        June 1, 2007           12,422                     124.22
--------------------------------------------------------------------------------
Icahn Master III        June 4, 2007            9,356                      93.56
--------------------------------------------------------------------------------
Icahn Master III        June 8, 2007           18,953                     189.53
--------------------------------------------------------------------------------
Icahn Master III       June 11, 2007            4,686                      46.86
--------------------------------------------------------------------------------
Icahn Master III       June 12, 2007            6,507                      65.07
--------------------------------------------------------------------------------
Icahn Master III       June 13, 2007           12,883                     128.83
--------------------------------------------------------------------------------
Icahn Master III       June 14, 2007            9,372                      93.72
--------------------------------------------------------------------------------
Icahn Master III       June 27, 2007           10,205                     102.05
--------------------------------------------------------------------------------
Icahn Master III       June 28, 2007           23,432                     234.32
--------------------------------------------------------------------------------
Icahn Master III       June 29, 2007           23,432                     234.32
--------------------------------------------------------------------------------
Icahn Master III        July 2, 2007            9,406                      94.06
--------------------------------------------------------------------------------
Icahn Master III        July 9, 2007            6,086                      60.86
--------------------------------------------------------------------------------
Icahn Master III       July 10, 2007            2,604                      26.04
--------------------------------------------------------------------------------
Icahn Master III       July 16, 2007           11,619                     116.19
--------------------------------------------------------------------------------
Icahn Master III       July 17, 2007           20,217                     202.17
--------------------------------------------------------------------------------

Put options purchased by the Icahn Parties, which were written by Merrill Lynch International and had a $35.50 strike price, expiration date of November 26, 2008, and provided for cash settlement only and for exercise only at expiration are further described in the chart set forth below. All of the put options
described   below   terminated  on  August  24,  2007.


NAME                       DATE             NUMBER OF                 OPTION
                                            SHARES SUBJECT            PREMIUM
                                            TO OPTION                 ($)
--------------------------------------------------------------------------------
                                   HIGH RIVER
--------------------------------------------------------------------------------
High River             July 10, 2007          102,929                   1,029.29
--------------------------------------------------------------------------------
High River             July 11, 2007           30,536                     305.36
--------------------------------------------------------------------------------
High River             July 12, 2007           57,192                     571.92
--------------------------------------------------------------------------------
High River             July 18, 2007          200,000                   2,000.00
--------------------------------------------------------------------------------
High River             July 19, 2007          159,233                   1,592.33
--------------------------------------------------------------------------------
High River             July 20, 2007           71,580                     715.80
--------------------------------------------------------------------------------
High River             July 23, 2007          120,000                   1,200.00
--------------------------------------------------------------------------------
High River             July 31, 2007           94,969                     949.69
--------------------------------------------------------------------------------
High River            August 1, 2007          105,031                   1,050.31
--------------------------------------------------------------------------------
                                 ICAHN PARTNERS
--------------------------------------------------------------------------------
Icahn Partners         July 10, 2007          132,074                   1,320.74
--------------------------------------------------------------------------------
Icahn Partners         July 11, 2007           39,181                     391.81
--------------------------------------------------------------------------------
Icahn Partners         July 12, 2007           73,385                     733.85
--------------------------------------------------------------------------------
Icahn Partners         July 18, 2007          256,627                   2,566.27
--------------------------------------------------------------------------------
Icahn Partners         July 19, 2007          204,318                   2,043.18
--------------------------------------------------------------------------------
Icahn Partners         July 20, 2007           91,847                     918.47
--------------------------------------------------------------------------------
Icahn Partners         July 23, 2007          153,977                   1,539.77
--------------------------------------------------------------------------------
Icahn Partners         July 31, 2007          121,987                   1,219.87
--------------------------------------------------------------------------------
Icahn Partners        August 1, 2007          141,380                   1,413.80
--------------------------------------------------------------------------------
                                  ICAHN MASTER
--------------------------------------------------------------------------------
Icahn Master           July 10, 2007          192,685                   1,926.85
--------------------------------------------------------------------------------
Icahn Master           July 11, 2007           57,163                     571.63
--------------------------------------------------------------------------------
Icahn Master           July 12, 2007          107,064                   1,070.64
--------------------------------------------------------------------------------
Icahn Master           July 18, 2007          374,402                   3,744.02
--------------------------------------------------------------------------------
Icahn Master           July 19, 2007          298,086                   2,980.86
--------------------------------------------------------------------------------
Icahn Master           July 20, 2007          133,999                   1,339.99
--------------------------------------------------------------------------------
Icahn Master           July 23, 2007          224,640                   2,246.40
--------------------------------------------------------------------------------
Icahn Master           July 31, 2007          177,800                   1,778.00
--------------------------------------------------------------------------------
Icahn Master          August 1, 2007          182,136                   1,821.36
--------------------------------------------------------------------------------
                                 ICAHN MASTER II
--------------------------------------------------------------------------------
Icahn Master II        July 10, 2007           63,042                     630.42
--------------------------------------------------------------------------------
Icahn Master II        July 11, 2007           18,702                     187.02
--------------------------------------------------------------------------------
Icahn Master II        July 12, 2007           35,029                     350.29
--------------------------------------------------------------------------------
Icahn Master II        July 18, 2007          122,495                   1,224.95
--------------------------------------------------------------------------------
Icahn Master II        July 19, 2007           97,526                     975.26
--------------------------------------------------------------------------------
Icahn Master II        July 20, 2007           43,842                     438.42
--------------------------------------------------------------------------------
Icahn Master II        July 23, 2007           73,498                     734.98
--------------------------------------------------------------------------------
Icahn Master II        July 31, 2007           58,078                     580.78
--------------------------------------------------------------------------------
Icahn Master II       August 1, 2007           71,170                     711.70
--------------------------------------------------------------------------------
                                ICAHN MASTER III
--------------------------------------------------------------------------------
Icahn Master III       July 10, 2007           23,917                     239.17
--------------------------------------------------------------------------------
Icahn Master III       July 11, 2007            7,097                      70.97
--------------------------------------------------------------------------------
Icahn Master III       July 12, 2007           13,290                     132.90
--------------------------------------------------------------------------------
Icahn Master III       July 18, 2007           46,476                     464.76
--------------------------------------------------------------------------------
Icahn Master III       July 19, 2007           37,004                     370.04
--------------------------------------------------------------------------------
Icahn Master III       July 20, 2007           16,632                     166.32
--------------------------------------------------------------------------------
Icahn Master III       July 23, 2007           27,885                     278.85
--------------------------------------------------------------------------------
Icahn Master III       July 31, 2007           22,013                     220.13
--------------------------------------------------------------------------------
Icahn Master III      August 1, 2007           25,436                     254.36
--------------------------------------------------------------------------------

                                                                         ANNEX B

                            FORM OF NOMINEE AGREEMENT

                                ICAHN PARTNERS LP
                          ICAHN PARTNERS MASTER FUND LP
                        ICAHN PARTNERS MASTER FUND II LP
                        ICAHN PARTNERS MASTER FUND III LP
                         HIGH RIVER LIMITED PARTNERSHIP

                                                                January 24, 2008


[NAME OF NOMINEE]


Dear  ___________:

     This will confirm our understanding as follows:

     You agree that you are willing, should we so elect, to become a member of a slate of nominees (the "Slate") to stand for election as directors of Biogen Idec Inc. ("Biogen") in connection with a proxy contest with management of Biogen in respect of the election of directors of Biogen at the 2008 Annual Meeting of Stockholders of Biogen (the "Annual Meeting"), expected to be held in the Spring of 2008, or a special meeting of stockholders of Biogen called for a similar purpose (the "Proxy Contest").

     Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP and High River Limited Partnership (collectively, "Icahn"), agree to pay the costs of the Proxy Contest.

     In addition, upon our filing of a preliminary proxy statement with the SEC, which indicates that Icahn intends to nominate you for election at the Annual Meeting, you will be paid $25,000 by Icahn.

     You understand that it may be difficult, if not impossible, to replace nominees who, such as yourself, have agreed to serve on the Slate and later change their minds and determine not to seek election. Accordingly, the Slate is relying upon your agreement to seek election. In that connection, you are being supplied with a questionnaire in which you will provide Icahn with information necessary for Icahn to make appropriate disclosure both to Biogen and for use in creating the proxy material to be sent to stockholders of Biogen and to be filed with the Securities and Exchange Commission. You have agreed that (i) you will immediately complete and sign the questionnaire and return it to Andrew Langham, Counsel, Icahn Enterprises L.P., 767 Fifth Avenue, Suite 4700, New York, NY 10153, Tel: (212) 702-4382, Fax: (212) 688-1158, Email: alangham@sfire.com, and
(ii) your responses to the questions contained therein will be true and correct in all respects. In addition, you have agreed that, concurrently with your execution of this letter, you will execute the attached instrument directed to Biogen informing Biogen that you consent to being nominated by Icahn for election as a director of Biogen and, if elected, consent to serving as a director of Biogen. Upon being notified that we have chosen you, we may forward that consent and your completed questionnaire (or summaries thereof) to Biogen.

     Icahn hereby agrees that, so long as you actually serve on the Slate, Icahn will defend, indemnify and hold you harmless from and against any and all losses, damages, penalties, judgments, awards, liabilities, costs, expenses and disbursements (including, without limitation, reasonable attorneys' fees, costs, expenses and disbursements) incurred by you in the event that (i) you become a party, or are threatened to be made a party, to any civil, criminal, administrative or arbitrative action, suit or proceeding, and any appeal thereof relating solely to your role as a nominee for director of Biogen on the Slate (a "Proceeding") or (ii) you are called to testify or give a deposition in any Proceeding (whether or not you are a party or are threatened to be made a party to such Proceeding), including, in each case, the advancement to you of all reasonable attorneys' costs and expenses incurred by you in connection with any Proceeding. Your right of indemnification hereunder shall continue (i) in the event that Icahn determines to withdraw the Slate or remove you from the Slate and (ii) after the election has taken place but only for events which occur prior to such election and subsequent to the date hereof. Anything to the contrary herein notwithstanding, Icahn is not indemnifying you for any action taken by you or on your behalf which occurs prior to the date hereof or subsequent to the Annual Meeting or such earlier time as you are no longer a nominee of the Slate for election to Biogen's Board of Directors or for any actions taken by you as a director of Biogen, if you are elected. Nothing herein shall be construed to provide you an indemnity: (i) in the event you are found to have engaged in a violation of any provision of state or federal law in connection with the Proxy Contest unless you demonstrate that your action was taken in good faith and in a manner you reasonably believed to be in or not opposed to the best interests of electing the Slate; or (ii) if you acted in a manner which constitutes gross negligence or willful misconduct. In the event that you shall make any claim for indemnification hereunder, you shall promptly notify Icahn in the event of any third-party claims actually made against you or known by you to be threatened. In addition, with respect to any such claim, Icahn shall be entitled to control your defense with counsel chosen by Icahn. Icahn shall not be responsible for any settlement of any claim against you covered by this indemnity without its prior written consent. However, Icahn may not enter into any settlement of any such claim without your consent unless such settlement includes a release of you from any and all liability in respect of such claim.

     Each of us recognizes that should you be elected to the Board of Directors of Biogen all of your activities and decisions as a director will be governed by applicable law and subject to your fiduciary duty to the stockholders of Biogen and, as a result, that there is, and can be, no agreement between you and Icahn which governs the decisions which you will make as a director of Biogen.

     Should the foregoing agree with your understanding, please so indicate in the space provided below, whereupon this letter will become a binding agreement between us. Very truly yours,

                                ICAHN PARTNERS LP


                                By: __________________________
                                    Name: Keith Meister
                                    Title: Authorized Signatory


                                ICAHN PARTNERS MASTER FUND LP


                                By: __________________________
                                    Name: Keith Meister
                                    Title: Authorized Signatory


                                ICAHN PARTNERS MASTER FUND II LP


                                By: __________________________
                                    Name: Keith Meister
                                    Title: Authorized Signatory

                                ICAHN PARTNERS MASTER FUND III LP


                                By: __________________________
                                    Name: Keith Meister
                                    Title: Authorized Signatory

                                HIGH RIVER LIMITED PARTNERSHIP
                                By: Hopper Investments LLC, its general partner
                                By: Barberry Corp., its sole member


                                By: __________________________
                                    Name: Keith Cozza
                                    Title: Treasurer and Secretary



Agreed to and Accepted as
of the date first above written:

--------------------------------
Name:

IMPORTANT

     1. If your shares are held in your own name, please mark, date and mail the enclosed GOLD proxy card to our Proxy Solicitor, Georgeson Inc., in the postage-paid envelope provided.

     2. If your shares are held in the name of a brokerage firm, bank nominee or other institution, only it can vote such shares and only upon receipt of your specific instructions. Accordingly, you should contact the person responsible for your account and give instructions for a GOLD proxy card to be signed representing your shares.

     3. If you have already submitted a white proxy card to Biogen for the Annual Meeting, you may change your vote to a vote FOR the election of the Nominee by marking, signing, dating and returning the enclosed GOLD proxy card for the Annual Meeting, which must be dated after any proxy you may have submitted to Biogen. You may also submit your later-dated proxy by using the enclosed GOLD proxy card to vote by telephone or by Internet. ONLY YOUR LATEST DATED PROXY FOR THE ANNUAL MEETING WILL COUNT AT THE ANNUAL MEETING.

     If you have any questions or require any assistance in executing your proxy, please call:

                                 Georgeson Inc.
                   Stockholders call toll-free: (800) 377-9583
                 Banks and Brokers call collect: (212) 440-9800

                             YOUR VOTE IS IMPORTANT

                      PLEASE COMPLETE, DATE, SIGN AND MAIL
                    YOUR PROXY CARD IN THE ENVELOPE PROVIDED
                              AS SOON AS POSSIBLE.


                 TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE

                                BIOGEN IDEC, INC.
                       2008 ANNUAL MEETING OF STOCKHOLDERS

                           THIS PROXY IS SOLICITED BY
               CARL C. ICAHN, ALEXANDER J. DENNER, ANNE B. YOUNG,
  RICHARD C. MULLIGAN, VINCENT J. INTRIERI, KEITH A. MEISTER, DAVID SCHECHTER,
                ICAHN PARTNERS LP, ICAHN PARTNERS MASTER FUND LP,
      ICAHN PARTNERS MASTER FUND II LP, ICAHN PARTNERS MASTER FUND III LP,
     HIGH RIVER LIMITED PARTNERSHIP, BARBERRY CORP., HOPPER INVESTMENTS LLC,
       ICAHN OFFSHORE LP, ICAHN ONSHORE LP, ICAHN CAPITAL LP, IPH GP LLC,
 ICAHN ENTERPRISES HOLDINGS L.P., ICAHN ENTERPRISES G.P. INC., AND BECKTON CORP.

     The undersigned hereby appoints and constitutes each of Carl C. Icahn, Dr. Alexander J. Denner and Keith A. Meister, (acting alone or together) as proxies, with full power of substitution in each, to represent the undersigned at the Annual Meeting of Stockholders of Biogen Idec, Inc. ("Biogen") to be held on June 19, 2008 at 9:00 a.m. local time, at the America Academy of Arts &
Sciences, 136 Irving Street, Cambridge, MA 02138, and at any adjournment or postponement thereof, hereby revoking any proxies previously given, to vote all shares of Common Stock of Biogen held or owned by the undersigned as directed below, and in their discretion upon such other matters as may come before the meeting. IF NO DIRECTION IS MADE WITH RESPECT TO A PROPOSAL, THIS PROXY WILL BE VOTED AS FOLLOWS WITH RESPECT TO ANY SUCH PROPOSAL: (I) FOR DR. ALEXANDER J. DENNER FOR DIRECTOR; (II) FOR DR. ANNE B. YOUNG FOR DIRECTOR; (III) FOR PROFESSOR RICHARD C. MULLIGAN FOR DIRECTOR; (IV) FOR THE PERSON WHO HAS BEEN NOMINATED BY BIOGEN TO SERVE AS DIRECTOR, OTHER THAN MR. CECIL B. PICKETT, MS. LYNN SCHENK AND MR. STELIOS PAPADOPOULOS; (V) FOR THE BYLAW AMENDMENTS; (VI) FOR THE RATIFICATION OF SELECTION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM; (VII) AGAINST BIOGEN'S 2008 OMNIBUS EQUITY PLAN; (VIII) AGAINST BIOGEN'S 2008 PERFORMANCE-BASED MANAGEMENT INCENTIVE PLAN; AND (IX) IN THE PROXY HOLDERS' DISCRETION AS TO OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. If any nominee for director is unable or declines to serve as director, this proxy will be voted for any nominee that any of Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP or High River Limited Partnership (collectively, the "Icahn Parties") designates.

           YOUR VOTE IS VERY IMPORTANT--PLEASE VOTE YOUR PROXY TODAY.

           (CONTINUED AND TO BE SIGNED AND DATED ON THE REVERSE SIDE.)

        THERE ARE THREE WAYS TO AUTHORIZE THE PROXIES TO CAST YOUR VOTES

    YOUR TELEPHONE OR INTERNET VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR
      SHARES IN THE SAME MANNER AS IF YOU HAD RETURNED YOUR PROXY CARD. WE
        ENCOURAGE YOU TO USE THESE COST EFFECTIVE AND CONVENIENT WAYS OF
                     VOTING, 24 HOURS A DAY, 7 DAYS A WEEK.

TELEPHONE VOTING                            INTERNET VOTING                              VOTING BY MAIL
This method of voting is available for      Visit the Internet voting Web site at        Simply sign and date your proxy card and
residents of the U.S. and Canada. On a      http://proxy.georgeson.com.  Have this       return it in the postage-paid envelope to
touch tone telephone, call TOLL FREE 1-     proxy card ready and follow the instruc-     Georgeson Inc., Wall Street Station, P.O.
866-219-9799, 24 hours a day, 7 days a      tions on your screen. You will incur         Box 1100, New York, NY 10269-0646. If you
week. Have this proxy card ready, then      only your usual Internet charges.            are voting by telephone or the Internet,
follow the prerecorded instructions.        Available 24 hours a day, 7 days a           please do not mail your proxy card.
You vote will be confirmed and cast as      week until 5:00 p.m. Eastern Daylight
you have directed.  Available 24 hours      Time on June 18, 2008.
a day, 7 days a week until 5:00 p.m.
Eastern Daylight Time on June 18, 2008.

DETACH BELOW AND RETURN USING THE  ENVELOPE  PROVIDED  ONLY IF YOU ARE VOTING BY MAIL

     PLEASE MARK
[X]  VOTES AS IN
     THIS EXAMPLE.

THE ICAHN PARTIES  RECOMMEND A VOTE "FOR" THE ELECTION OF ITS NOMINEES AND "FOR" PROPOSALS 2 AND 3, AND "AGAINST" PROPOSALS 4 AND 5.


PROPOSAL 1: To elect:                                                                                 WITHHOLD
                                                                                                      AUTHORITY             FOR ALL
(01) Dr. Alexander J. Denner, as director                                             FOR ALL         TO VOTE FOR           Nominees
                                                                                      Nominees        All Nominees          EXCEPT
(02) Dr. Anne B. Young, as director and
                                                                                        [  ]              [  ]                [  ]
(03) Professor Richard C. Mulligan, as director

The  Icahn  Parties  intend to  use this  proxy to vote (i) FOR  Dr.  Alexander  J. Denner,  (ii) FOR  Dr. Anne B. Young,  (iii) FOR
Professor  Richard C.  Mulligan, (iv) FOR the  person who has been nominated by Biogen to serve as director, other than Mr. Cecil B.
Pickett, Ms. Lynn Schenk, and Mr. Stelios Papadopoulos, (v) FOR the Bylaw Amendments, (vi)  FOR the  ratification  of  selection  of the Independent Registered  Public  Accounting  Firm, (vii) AGAINST  Biogen's 2008 Omnibus Equity Plan, (viii) AGAINST Biogen's 2008
Performance-Based  Management Incentive  Plan, and (ix) in  the proxy  holder's  discretion as to other matters  that  may  properly come before the annual  meeting.  The Icahn  Parties are NOT seeking  authority to vote for and WILL NOT  exercise any  authority to vote for Mr. Cecil B. Pickett, Ms. Lynn Schenk, and Mr. Stelios Papadopoulos. There is no assurance  that any of the Biogen nominees will  serve  as  directors  if  any  or  all of the Icahn Parties' nominees are elected to the Board.  You should refer to the proxy statement and form of proxy  distributed by Biogen for the names,  background, qualifications  and  other information concerning the
Biogen nominees.

NOTE:  IF YOU DO NOT WISH FOR YOUR SHARES TO BE VOTED "FOR" A PARTICULAR ICAHN PARTIES' NOMINEE,  MARK THE "FOR ALL NOMINEES EXCEPT"
BOX AND WRITE THE NAME(S) OF THE  NOMINEE(S)  YOU DO NOT SUPPORT ON THE LINE BELOW.  YOU MAY ALSO WITHHOLD AUTHORITY TO VOTE FOR THE
PERSON WHO HAS BEEN  NOMINATED  BY BIOGEN TO SERVE AS DIRECTOR  OTHER THAN MR.  CECIL B.  PICKETT,  MS. LYNN SCHENK, AND MR. STELIOS
PAPADOPOULOS BY WRITING THE NAME OF THE NOMINEE BELOW:


   _________________________________________________________
------------------------------------------------------------------------------------------------------------------------------------

PROPOSAL 2:  Approval of the Bylaw Amendments                                         FOR              AGAINST               ABSTAIN
                                                                                     [  ]                [  ]                  [  ]

PROPOSAL 3:  Ratification of Independent Registered Public Accounting Firm
                                                                                     [  ]                [  ]                  [  ]

PROPOSAL 4:  Approval of 2008 Omnibus Equity Plan
                                                                                     [  ]                [  ]                  [  ]

PROPOSAL 5:  Approval of 2008 Performance-Based Management Incentive Plan
                                                                                     [  ]                [  ]                  [  ]

                                                    Dated: _______________, 2008

                                                    ____________________________
                                                    Signature(s)

                                                    ____________________________
                                                    Signature (if held jointly)

                                                    ____________________________
                                                    Title(s), if any


                                                    Please sign exactly as your name(s)  appear(s)  hereon.  If shares are issued in the name of two or more persons, all such persons should sign the proxy. A proxy executed by a corporation  or other company  should be signed in its name by its authorized  officers.  Executors,  administrators,  trustees and partners should indicate their positions when signing.
